UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6490

Dreyfus Premier Investment Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/13

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for this series, as appropriate.

                                    DREYFUS PREMIER INVESTMENT FUNDS, INC.

-          Dreyfus Diversified International Fund

-          Dreyfus Emerging Asia Fund

-          Dreyfus India Fund

-          Dreyfus Global Real Estate Securities Fund

-          Dreyfus Greater China Fund

-          Dreyfus Satellite Alpha Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Diversified
International Fund

ANNUAL REPORT October 31, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Diversified
International Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Diversified International Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Improving global economic conditions drove developed stock markets higher over much of the reporting period. Europe appeared to put the worst of its sovereign debt and banking crises behind it, and Japan embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the world’s emerging markets struggled with the effects of local economic slowdowns. As a result, equity market returns varied widely from one country to another over the past 12 months.

We currently expect global economic conditions to continue to improve in 2014, with stronger growth in many developed countries fueled by past and continuing monetary ease. The emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. In the United States, we anticipate accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2012, through October 31, 2013, as provided by Richard B. Hoey and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus Diversified International Fund’s Class A shares produced a total return of 21.29%, Class C shares returned 20.33%, and Class I shares returned 21.69%.1 This compares with a 26.88% total return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index” or the “Index”), during the same period.2

Stocks in most developed markets responded positively to improved economic trends over the reporting period, but emerging markets equities generally struggled with slowing economic growth. Although the fund participated significantly in the international markets’ gains, it lagged the benchmark largely due to exposure to emerging markets that are not represented in the Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation or its affiliates, referred to as underlying funds, that invest primarily in stocks issued by foreign companies. The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors.The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions. As of October 31, 2013, the fund’s investments were allocated as follows:

Underlying Funds	(%)
International Stock Fund	22.07
Dreyfus International Equity Fund	28.05
Dreyfus/Newton International Equity Fund	29.95
Dreyfus International Value Fund	11.04
Dreyfus Emerging Markets Fund	8.89

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Many of the underlying funds tend to have relatively low measured volatility, which is reflected in a low measured volatility in the fund. This position may potentially cushion declines in weak markets, but during strong markets it may result in lesser gains, such as the period under review.

The fund had a significant investment in emerging markets.The outlook for emerging market stocks is a complex function of global growth, domestic growth, capital discipline, international flows and valuation.

Stocks Rallied in a Recovering Global Economy

Stock markets throughout the developed world rallied in response to the aggressively accommodative monetary policies adopted by many nations. In the United States, employment gains, rebounding housing markets, and a massive quantitative easing program helped drive major stock market indices to record highs. The worst of Europe’s financial crisis seems to be over, as evidenced by stronger economic data and rebounding stock prices in previously hard hit nations. Japan’s stock market was lifted by newly stimulative fiscal and monetary policies from a new government seeking to reflate the domestic economy. However, most emerging economies struggled with economic slowdowns, and resulting outflows of investment capital hurt local stock markets.

Emerging Markets Dampened Performance

The fund produced strong absolute returns during the reporting period, but its results lagged the MSCI EAFE Index due to relatively weak performance in the emerging markets, as Dreyfus Emerging Markets Fund weighed on relative performance. In addition, the fund encountered shortfalls in International Stock Fund, which underperformed developed market averages when its conservative investment approach fell out of favor in a rallying market. Although International Stock Fund’s higher quality portfolio exhibited less volatility than the overall market, its results were undermined by underweighted exposure to Europe and an overweighted position in the energy and consumer staples sectors.

On a more positive note, other underlying investments fared better than the benchmark. Dreyfus International Equity Fund produced especially strong results, buoyed by successful stock selections in the consumer discretionary, materials, and information technology sectors. Dreyfus International Value Fund also outperformed the benchmark on the strength of successful stock selections in Japan, Switzerland, and Australia.

4

Maintaining a Constructive Investment Posture

As of the reporting period’s end, we believe that global economic growth is likely to accelerate in 2014, which could support stock prices as monetary policies remain accommodative in most countries. In this improving macroeconomic environment, we expect market volatility to moderate compared to the relatively wide fluctuations experienced in 2013. Meanwhile, many emerging stock markets have become more attractively valued, suggesting that the performance disparity between developed and emerging markets is likely to narrow.

Consequently, we generally have maintained the fund’s existing allocations, including overweighted exposure to the emerging markets. However, in June 2013, we adjusted the fund’s developed market exposure by reducing its position in International Stock Fund and increasing exposure to Dreyfus/Newton International Equity Fund. In our view, this change positions the fund more constructively for greater participation in developed market gains.

November 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund’s assets among the underlying funds.There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are higher in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through March 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Diversified International Fund on 12/18/07 (the fund’s inception date) to a $10,000 investment made in the Morgan
Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/13

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/18/07	14.28%	10.06%	–0.34%
without sales charge	12/18/07	21.29%	11.36%	0.67%
Class C shares
with applicable redemption charge †	12/18/07	19.33%	10.52%	–0.09%
without redemption	12/18/07	20.33%	10.52%	–0.09%
Class I shares	12/18/07	21.69%	11.61%	0.90%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	12/31/07	26.88%	11.99%	–0.09%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 12/31/07 is used as the beginning value on 12/18/07.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified International Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$1.56	$5.49	$.21
Ending value (after expenses)	$1,057.00	$1,053.40	$1,058.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$1.53	$5.40	$.20
Ending value (after expenses)	$1,023.69	$1,019.86	$1,025.00

† Expenses are equal to the fund’s annualized expense ratio of .30% for Class A, 1.06% for Class C and .04% for Class
I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2013

Registered Investment Companies—99.8%	Shares		Value ($)
Foreign Common Stocks
Dreyfus Emerging Markets Fund, Cl. I	4,217,009	[a]	42,549,620
Dreyfus International Equity Fund, Cl. I	3,793,840	[a]	134,226,049
Dreyfus International Value Fund, Cl. I	4,165,044	[a]	52,812,751
Dreyfus/Newton International Equity Fund, Cl. I	6,959,662	[a]	143,299,437
International Stock Fund, Cl. I	6,699,356	[a]	105,648,846

Total Investments (cost $352,712,942)	99.8%		478,536,703
Cash and Receivables (Net)	.2%		985,625
Net Assets	100.0%		479,522,328

a	Investment in affiliated mutual fund.

Portfolio Summary (Unaudited)†
Value (%)
Mutual Funds: Foreign	99.8

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

	Cost	Value
Assets ($):
Investments in securities of affiliated issuers—See Statement of
Investments—Note 1(c)	352,712,942	478,536,703
Cash		862,994
Receivable for shares of Common Stock subscribed		402,754
Receivable for investment securities sold		106,319
Prepaid expenses		28,090
		479,936,860
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		11,941
Payable for shares of Common Stock redeemed		333,403
Accrued expenses		69,188
		414,532
Net Assets ($)		479,522,328
Composition of Net Assets ($):
Paid-in capital		381,998,402
Accumulated distributions in excess of investment income—net		(126,530)
Accumulated net realized gain (loss) on investments		(28,173,305)
Accumulated net unrealized appreciation
(depreciation) on investments		125,823,761
Net Assets ($)		479,522,328

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	8,702,155	186,050	470,634,123
Shares Outstanding	744,710	15,973	40,172,852
Net Asset Value Per Share ($)	11.69	11.65	11.72

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Income:
Cash dividends from affiliated issuers	8,970,605
Expenses:
Professional fees	79,251
Registration fees	38,549
Directors’ fees and expenses—Note 3(d)	35,920
Shareholder servicing costs—Note 3(c)	34,216
Prospectus and shareholders’ reports	11,048
Custodian fees—Note 3(c)	4,173
Loan commitment fees—Note 2	3,562
Distribution fees—Note 3(b)	1,089
Interest expense—Note 2	853
Miscellaneous	19,798
Total Expenses	228,459
Less—reduction in expenses due to undertaking—Note 3(a)	(5,615)
Less—reduction in fees due to earnings credits—Note 3(c)	(19)
Net Expenses	222,825
Investment Income—Net	8,747,780
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments in affiliated issuers	3,891,226
Net unrealized appreciation (depreciation) on investments in affiliated issuers	78,056,777
Net Realized and Unrealized Gain (Loss) on Investments	81,948,003
Net Increase in Net Assets Resulting from Operations	90,695,783

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012
Operations ($):
Investment income—net	8,747,780	9,036,846
Net realized gain (loss) on
investments in affiliated issuers	3,891,226	(26,269,067)
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	78,056,777	43,344,469
Net Increase (Decrease) in Net Assets
Resulting from Operations	90,695,783	26,112,248
Dividends to Shareholders from ($):
Investment income—net:
Class A	(130,063)	(194,199)
Class C	(108)	(5,620)
Class I	(8,676,444)	(9,324,691)
Total Dividends	(8,806,615)	(9,524,510)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,079,773	1,663,492
Class C	93,121	227,447
Class I	68,610,954	151,019,904
Dividends reinvested:
Class A	129,623	189,297
Class C	92	5,320
Class I	963,573	1,239,699
Cost of shares redeemed:
Class A	(2,696,371)	(3,939,062)
Class C	(49,772)	(225,861)
Class I	(141,739,068)	(180,962,996)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(73,608,075)	(30,782,760)
Total Increase (Decrease) in Net Assets	8,281,093	(14,195,022)
Net Assets ($):
Beginning of Period	471,241,235	485,436,257
End of Period	479,522,328	471,241,235
Undistributed (distributions in excess of)
investment income–net	(126,530)	(67,695)

12

	Year Ended October 31,
	2013	2012
Capital Share Transactions:
Class Aa
Shares sold	99,708	180,699
Shares issued for dividends reinvested	12,671	21,808
Shares redeemed	(254,552)	(415,349)
Net Increase (Decrease) in Shares Outstanding	(142,173)	(212,842)
Class Ca
Shares sold	8,495	25,121
Shares issued for dividends reinvested	9	614
Shares redeemed	(4,552)	(25,351)
Net Increase (Decrease) in Shares Outstanding	3,952	384
Class I
Shares sold	6,423,133	16,045,955
Shares issued for dividends reinvested	94,191	142,658
Shares redeemed	(13,466,771)	(19,633,403)
Net Increase (Decrease) in Shares Outstanding	(6,949,447)	(3,444,790)

a During the period ended October 31, 2013, 2,490 Class C shares representing $28,107 were exchanged for 2,492
Class A shares.

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.78	9.38	10.16	9.45	7.59
Investment Operations:
Investment income—net[a]	.17	.16	.09	.09	.16
Net realized and unrealized
gain (loss) on investments	1.89	.42	(.73)	.86	1.96
Total from Investment Operations	2.06	.58	(.64)	.95	2.12
Distributions:
Dividends from investment income—net	(.15)	(.18)	(.14)	(.12)	(.26)
Dividends from net realized
gain on investments	—	—	—	(.12)	—
Total Distributions	(.15)	(.18)	(.14)	(.24)	(.26)
Net asset value, end of period	11.69	9.78	9.38	10.16	9.45
Total Return (%)[b]	21.29	6.39	(6.47)	10.18	28.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[c]	.40	.41	.40	.40	1.89
Ratio of net expenses
to average net assets[c]	.34	.41	.24	.30	.37
Ratio of net investment income
to average net assets[c]	1.64	1.70	.90	.92	2.01
Portfolio Turnover Rate	10.28	30.63	16.15	20.78	36.68
Net Assets, end of period ($ x 1,000)	8,702	8,675	10,310	7,701	4,578

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

14

		Year Ended October 31,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.69	9.35	10.10	9.38	7.54
Investment Operations:
Investment income—net[a]	.05	.17	.01	.08	.14
Net realized and unrealized
gain (loss) on investments	1.92	.34	(.71)	.78	1.90
Total from Investment Operations	1.97	.51	(.70)	.86	2.04
Distributions:
Dividends from investment income—net	(.01)	(.17)	(.05)	(.02)	(.20)
Dividends from net realized
gain on investments	—	—	—	(.12)	—
Total Distributions	(.01)	(.17)	(.05)	(.14)	(.20)
Net asset value, end of period	11.65	9.69	9.35	10.10	9.38
Total Return (%)[b]	20.33	5.65	(7.01)	9.21	27.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[c]	1.63	1.47	1.48	1.63	3.33
Ratio of net expenses
to average net assets[c]	1.10	1.17	.70	1.07	1.12
Ratio of net investment income
to average net assets[c]	.47	1.71	.13	.85	1.76
Portfolio Turnover Rate	10.28	30.63	16.15	20.78	36.68
Net Assets, end of period ($ x 1,000)	186	116	109	69	84

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	9.81	9.39	10.18	9.47	7.61
Investment Operations:
Investment income—net[a]	.21	.18	.11	.11	.01
Net realized and unrealized
gain (loss) on investments	1.89	.44	(.74)	.86	2.12
Total from Investment Operations	2.10	.62	(.63)	.97	2.13
Distributions:
Dividends from investment income—net	(.19)	(.20)	(.16)	(.14)	(.27)
Dividends from net realized
gain on investments	—	—	—	(.12)	—
Total Distributions	(.19)	(.20)	(.16)	(.26)	(.27)
Net asset value, end of period	11.72	9.81	9.39	10.18	9.47
Total Return (%)	21.69	6.82	(6.33)	10.34	28.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[b]	.04	.06	.05	.05	.24
Ratio of net expenses
to average net assets[b]	.04	.06	.04	.04	.08
Ratio of net investment income
to average net assets[b]	1.94	1.91	1.07	1.10	.16
Portfolio Turnover Rate	10.28	30.63	16.15	20.78	36.68
Net Assets, end of period ($ x 1,000)	470,634	462,450	475,017	352,131	163,611

a	Based on average shares outstanding at each month end.
b	Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified International Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the NewYork Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds†	478,536,703	—	—	478,536,703
† See Statement of Investments for additional detailed categorizations.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

Affiliated
Investment	Value				Net Realized
Company	10/31/2012 ($)	Purchases ($)†		Sales ($)	Gain (Loss) ($)
Dreyfus Emerging
Markets Fund, Cl. I	51,803,713	3,399,186		14,211,983	(1,169,076)
Dreyfus
International
Equity Fund, Cl. I	121,197,281	8,026,475		25,079,970	966,829
Dreyfus
International
Value Fund, Cl. I	51,310,718	3,982,976		13,584,984	330,233
Dreyfus/Newton
International
Equity Fund, Cl. I	119,982,886	24,173,782		26,453,119	1,201,640
International
Stock Fund, Cl. I	127,287,436	6,804,122		42,049,819	2,561,600
Total	471,582,034	46,386,541		121,379,875	3,891,226

† Includes reinvested dividends/distributions.

	Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	10/31/2013	($)	Assets (%) Distributions ($)
Dreyfus Emerging
Markets Fund, Cl. I	2,727,780	42,549,620		8.9	606,362
Dreyfus International
Equity Fund, Cl. I	29,115,434	134,226,049		28.0	3,097,500
Dreyfus International
Value Fund, Cl. I	10,773,808	52,812,751		11.0	1,313,364
Dreyfus/Newton
International
Equity Fund, Cl. I	24,394,248	143,299,437		29.9	1,833,288
International
Stock Fund, Cl. I	11,045,507	105,648,846		22.0	2,120,091
Total	78,056,777	478,536,703		99.8	8,970,605

20

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $16,221,837 and unrealized appreciation $113,872,293. In addition, the fund deferred for tax purposes late year ordinary losses of $126,530 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. If not applied, $415,833 of the carryover expires in fiscal year 2018 and $943,756 expires in fiscal year 2019.The fund has $4,527,844 of post-enactment short-term capital losses and $10,334,404 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were as follows: ordinary income $8,806,615 and $9,524,510, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2013 was approximately $75,300 with a related weighted average annualized interest rate of 1.13%.

22

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, there is no management fee paid to the Manager.The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying funds are reflected in the underlying funds’ net asset value.

The Manager had contractually agreed, from November 1, 2012 through March 1, 2013, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.20% of the value of the fund’s average daily net assets. The Manager has also contractually agreed, from March 2, 2013 through March 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) exceed 1.05% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $5,615 during the period ended October 31, 2013.

During the period ended October 31, 2013, the Distributor retained $209 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2013, Class C shares were charged $1,089 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2013, Class A and Class C shares were charged $20,917 and $363, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $5,053 for transfer agency services and $157 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $19.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2013, the fund was charged $4,173 pursuant to the custody agreement.

24

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $77 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended October 31, 2013, the fund was charged $8,887 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $117, Shareholder Services Plan fees $1,848, custodian fees $1,600, Chief Compliance Officer fees $7,445 and transfer agency fees $1,468, which are offset against an expense reimbursement currently in effect in the amount of $537.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2013, amounted to $46,386,541 and $121,379,875, respectively.

At October 31, 2013, the cost of investments for federal income tax purposes was $364,664,410; accordingly, accumulated net unrealized appreciation on investments was $113,872,293, consisting of gross unrealized appreciation.

The Fund	25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Diversified International Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Diversified International Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Diversified International Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2013

26

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2013:

—the total amount of taxes paid to foreign countries was $1,077,705

—the total amount of income sourced from foreign countries was $8,971,067.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2013 calendar year with Form 1099-DIV which will be mailed in early 2014. For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2013 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2013, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $8,806,615 represents the maximum amount that may be considered qualified dividend income.

The Fund	27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2012)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (73)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2012)

Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

28

Lynn Martin (73)
Board Member (1993)
Principal Occupation During Past 5Years:
• President ofThe Martin Hall Group LLC, a human resources consulting firm (January 2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42
———————
Robin A. Melvin (50)
Board Member (2011)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90
———————
Dr. Martin Peretz (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
Other Public Company Board Memberships During Past 5Years:
• Pershing Square Capital Management,Adviser (2009-present)
No. of Portfolios for which Board Member Serves: 42
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L.Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund	29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

30

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	31

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Emerging Asia Fund

ANNUAL REPORT October 31, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Asia Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Asia Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Improving global economic conditions drove developed stock markets higher over much of the reporting period. Europe appeared to put the worst of its sovereign debt and banking crises behind it, and Japan embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the world’s emerging markets struggled with the effects of local economic slowdowns. As a result, equity market returns varied widely from one country to another over the past 12 months.

We currently expect global economic conditions to continue to improve in 2014, with stronger growth in many developed countries fueled by past and continuing monetary ease. The emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. In the United States, we anticipate accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by Hugh Simon, Raymond Chan and Abhijit Sarkar, Portfolio Managers of Hamon Asian Advisors Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus Emerging Asia Fund’s Class A shares produced a total return of 0.48%, Class C shares returned –0.25% and Class I shares returned 0.72%.1 In comparison, the fund’s benchmark, the MSCI® Emerging Markets Asia Index (the “Index”), produced a total return of 9.69% for the same period.2

Weakness among emerging Asian equities early in the reporting period was more than offset by subsequent gains in some markets when fears of a more severe economic slowdown were not realized and foreign investment capital returned to the region. The fund produced lower returns than its benchmark, mainly due to overweighted exposure to the struggling Indian stock market.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its net assets in stocks of companies that are located or principally traded in Asian emerging market countries or other investments that are tied economically to Asian emerging markets. The fund may invest in the stocks of companies of any market capitalization. To determine where the fund will invest, we analyze several factors, including economic, demographic, and political trends in Asian emerging market countries, the current financial condition and future prospects of individual companies and sectors in the Asian emerging markets, and the valuation of one market or company relative to that of another.

Shifting Economic Expectations Sparked Market Volatility

Uncertainty surrounding the impact of the global economic slowdown on Asian emerging markets led to capital outflows toward more developed regions of the world, such as the United States, where economic recoveries had gained traction. In addition, corporations in some markets reported soft earnings while credit growth slowed in other markets, adding to investor uncertainty. Declines were especially steep

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

in the spring, when relatively hawkish comments from U.S. monetary policymakers further dampened global investor sentiment.

However, most Asian markets rallied in June when it became clearer that their local economies were not slowing as much as investors had feared. Despite continued market volatility over the summer, this development reassured investors, and capital inflows began to return to parts of the region. Investors were especially attracted to Chinese technology companies that appeared poised for significant domestic growth. Chinese health care companies and consumer-oriented businesses also fared well late in the reporting period. On the other hand, stocks in India remained under pressure when global investors responded negatively to actions and inactions by the Indian government. Smaller markets, such as Thailand and Indonesia, also struggled with capital outflows despite relatively strong local economic growth.

Midcap Focus Dampened Relative Results

The fund’s relative performance was undermined by overweight exposure to midcap companies, which generally lagged their large-cap counterparts in most Asia markets. Shortfalls were particularly severe in the financials sector, where disappointing stock selections included Indian banks that were hurt by rising interest rates. Commercial banks in the Philippines, such as Rizal Commercial Banking, also struggled in a rising interest rate environment, and Chinese insurance company China Taiping Insurance Holdings reported slowing premium growth amid challenging conditions in the financial markets. In Malaysia, property developer UEM Sunrise Berhad struggled with capital outflows, higher interest rates, and changes in government policies.

The fund also produced below-average results in the consumer discretionary sector, primarily due to weakness among Indian media companies. For example, Hinduja Ventures was hurt by rising interest rates after borrowing heavily to acquire new media assets.

On a more positive note, the fund’s stock selection strategy fared well in China. Chinese enterprise and gaming software developer Kingsoft more than doubled in value after reporting robust gains in its mobile applications unit. Carmaker Chongqing Changan Automobile, Cl. B encountered rising demand for the SUVs it manufactures through a joint venture with General Motors. Drug distributor China Medical System Holdings profited from higher health care spending by an expanding middle class of consumers.

4

Finally, the fund benefited from underweight exposure to the energy sector, which struggled due to lower commodity prices in the sluggish global economy.

Finding Opportunities in Certain Markets

While economic growth may be slower in the region compared to the past decade, we note that some individual Asian economies are substantially larger than they were 10 years ago and are expanding from a larger base.

We have emphasized individual markets that we believe will prove relatively attractive to foreign investors.As of the reporting period’s end, approximately 45% of the fund’s assets was allocated to China, and we have increased the fund’s exposure to Taiwan and Korea. Conversely, we reduced the fund’s positions inThailand and Indonesia.Although we trimmed exposure to India by eliminating some of the fund’s more interest rate-sensitive holdings, we have emphasized industrial and health care companies that, in our analysis, are well positioned for a market rebound.

November 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2015, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
MSCI Emerging Markets Asia Index is a free-float adjusted market capitalization-weighted index designed to measure equity market performance in the emerging market countries of Asia. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Emerging Asia Fund on 12/13/07 (the fund’s inception date) to a $10,000 investment made in the MSCI Emerging
Markets Asia Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a free-float adjusted market capitalization weighted index designed to measure equity market performance in the emerging market countries of Asia. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/13

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/13/07	–5.35%	14.43%	–7.62%
without sales charge	12/13/07	0.48%	15.77%	–6.69%
Class C shares
with applicable redemption charge †	12/13/07	–1.25%	14.81%	–7.43%
without redemption	12/13/07	–0.25%	14.81%	–7.43%
Class I shares	12/13/07	0.72%	15.94%	–6.58%
MSCI Emerging Markets Asia Index	11/30/07	9.69%	17.04%	–0.09%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 11/30/07 is used as the beginning value on 12/13/07.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Asia Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.29	$12.93	$8.07
Ending value (after expenses)	$940.10	$936.30	$940.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.65	$13.44	$8.39
Ending value (after expenses)	$1,015.63	$1,011.85	$1,016.89

† Expenses are equal to the fund’s annualized expense ratio of 1.90% for Class A, 2.65% for Class C and 1.65%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2013

Common Stocks—100.5%	Shares		Value ($)
China—37.1%
AutoNavi Holdings, ADR	17,000	[a]	262,905
AviChina Industry & Technology, Cl. H	1,392,000		660,720
Baidu, ADR	5,300	[a]	852,770
Baoxin Auto Group	570,500		587,939
China Huishan Dairy Holdings	2,260,000		897,820
China Medical System Holdings	1,055,500		948,902
Chongqing Changan Automobile, Cl. B	600,000		1,106,668
CNOOC	513,000		1,053,393
Ctrip.com International, ADR	5,000	[a]	271,250
Kingsoft	114,000		283,199
SPT Energy Group	1,122,000		617,947
Sunny Optical Technology Group	585,000		566,664
Tencent Holdings	14,600		796,946
Youku Tudou, ADR	27,500	[a]	749,100
			9,656,223
Hong Kong—11.0%
AIA Group	110,000		558,300
China Resources Land	158,000		457,513
China State Construction
International Holdings	504,000		848,993
Hutchison Whampoa	34,000		423,630
Sands China	80,000		568,554
			2,856,990
India—11.9%
Glenmark Pharmaceuticals	55,800		511,738
Hinduja Ventures	117,218		513,276
Jain Irrigation Systems	670,000		729,363
Larsen & Toubro	25,000		396,103
Manappuram Finance	853,803		222,290

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
India (continued)
Tulip Telecom	957,447	[a]	118,405
Yes Bank	101,567		609,518
			3,100,693
Indonesia—1.6%
Electronic City Indonesia	1,445,000		423,021
Malaysia—6.7%
Gamuda	380,000		586,459
Mah Sing Group	360,000		255,550
MY E.G. Services	100,000		73,521
Oldtown	358,300		281,594
Sapurakencana Petroleum	441,000	[a]	559,015
			1,756,139
Philippines—3.4%
D&L Industries	1,700,000		257,302
LT Group	465,000		178,854
Metro Pacific Investments	1,866,000		210,740
Vista Land & Lifescapes	1,911,400		244,178
			891,074
South Korea—14.0%
Hyundai Motor	3,800		906,340
Sapphire Technology	24,450	[a]	1,032,628
SK Hynix	40,500	[a]	1,219,868
Woori Finance Holdings	40,000		475,135
			3,633,971
Taiwan—9.4%
Ledlink Optics	157,000		438,197
MediaTek	89,000		1,217,788
Parade Technologies	105,602		790,770
			2,446,755

10

Common Stocks (continued)	Shares	Value ($)
Thailand—5.4%
Advanced Info Service	89,000	729,157
Pruksa Real Estate, NVDR	787,100	563,930
Sino Thai Engineering & Construction, NVDR	160,000	119,261
		1,412,348

Total Investments (cost $25,710,579)	100.5%	26,177,214
Liabilities, Less Cash and Receivables	(.5%)	(132,876)
Net Assets	100.0%	26,044,338

ADR—American Depository Receipts
NVDR—Non-Voting Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	31.8	Health Care	5.6
Consumer Discretionary	16.8	Consumer Staples	5.2
Industrial	14.5	Telecommunication Services	3.2
Financial	13.8	Materials	1.0
Energy	8.6		100.5

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		25,710,579	26,177,214
Cash denominated in foreign currencies		264,596	264,073
Receivable for investment securities sold			605,250
Receivable for shares of Common Stock subscribed			24,481
Dividends receivable			1,489
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			105
Prepaid expenses			21,976
			27,094,588
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			63,823
Cash overdraft due to Custodian			250,030
Payable for investment securities purchased			514,422
Payable for shares of Common Stock redeemed			143,635
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			40
Accrued expenses			78,300
			1,050,250
Net Assets ($)			26,044,338
Composition of Net Assets ($):
Paid-in capital			44,107,218
Accumulated investment (loss)—net			(132,217)
Accumulated net realized gain (loss) on investments			(18,395,999)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			465,336
Net Assets ($)			26,044,338

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	14,859,998	6,352,020	4,832,320
Shares Outstanding	1,786,498	800,120	576,471
Net Asset Value Per Share ($)	8.32	7.94	8.38

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $43,925 foreign taxes withheld at source):
Unaffiliated issuers	505,557
Affiliated issuers	92
Total Income	505,649
Expenses:
Management fee—Note 3(a)	405,548
Shareholder servicing costs—Note 3(c)	129,176
Professional fees	84,594
Custodian fees—Note 3(c)	74,881
Distribution fees—Note 3(b)	58,435
Registration fees	40,777
Prospectus and shareholders’ reports	19,052
Directors’ fees and expenses—Note 3(d)	6,344
Interest expense—Note 2	981
Loan commitment fees—Note 2	466
Miscellaneous	20,727
Total Expenses	840,981
Less—reduction in expenses due to undertaking—Note 3(a)	(180,025)
Less—reduction in fees due to earnings credits—Note 3(c)	(74)
Net Expenses	660,882
Investment (Loss)—Net	(155,233)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,492,263)
Net realized gain (loss) on forward foreign currency exchange contracts	(86,373)
Net Realized Gain (Loss)	(1,578,636)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,783,207
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	374
Net Unrealized Appreciation (Depreciation)	1,783,581
Net Realized and Unrealized Gain (Loss) on Investments	204,945
Net Increase in Net Assets Resulting from Operations	49,712

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012
Operations ($):
Investment (loss)—net	(155,233)	(149,795)
Net realized gain (loss) on investments	(1,578,636)	(12,309,104)
Net unrealized appreciation
(depreciation) on investments	1,783,581	9,729,022
Net Increase (Decrease) in Net Assets
Resulting from Operations	49,712	(2,729,877)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,159,693	6,651,031
Class C	667,773	917,692
Class I	4,227,828	7,671,096
Cost of shares redeemed:
Class A	(9,265,196)	(16,835,029)
Class C	(2,837,379)	(4,634,784)
Class I	(6,467,658)	(16,666,744)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,514,939)	(22,896,738)
Total Increase (Decrease) in Net Assets	(10,465,227)	(25,626,615)
Net Assets ($):
Beginning of Period	36,509,565	62,136,180
End of Period	26,044,338	36,509,565
Accumulated investment (loss)—net	(132,217)	(200,005)
Capital Share Transactions (Shares):
Class Aa
Shares sold	356,575	840,371
Shares redeemed	(1,090,529)	(2,112,104)
Net Increase (Decrease) in Shares Outstanding	(733,954)	(1,271,733)
Class Ca
Shares sold	80,380	121,721
Shares redeemed	(350,794)	(599,289)
Net Increase (Decrease) in Shares Outstanding	(270,414)	(477,568)
Class I
Shares sold	465,710	940,521
Shares redeemed	(743,965)	(2,141,531)
Net Increase (Decrease) in Shares Outstanding	(278,255)	(1,201,010)

a During the period ended October 31, 2013, 9,987 Class C shares representing $87,288 were exchanged for 9,571
Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	8.28	8.44	12.90	10.34	4.01
Investment Operations:
Investment (loss)—net[a]	(.03)	(.02)	(.09)	(.02)	(.02)
Net realized and unrealized
gain (loss) on investments	.07	(.14)	(4.38)	2.57	6.33
Total from Investment Operations	.04	(.16)	(4.47)	2.55	6.31
Proceeds from redemption fees	.00 [b]	.00 [b]	.01	.01	.02
Net asset value, end of period	8.32	8.28	8.44	12.90	10.34
Total Return (%)[c]	.48	(1.90)	(34.63)	24.86	158.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.43	2.30	1.99	2.05	2.80
Ratio of net expenses
to average net assets	1.90	1.92	1.99	1.95	2.00
Ratio of net investment (loss)
to average net assets	(.32)	(.28)	(.77)	(.17)	(.29)
Portfolio Turnover Rate	170.92	187.30	131.78	75.72	100.74
Net Assets, end of period ($ x 1,000)	14,860	20,870	32,000	81,709	58,548

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	7.96	8.18	12.61	10.18	3.98
Investment Operations:
Investment (loss)—net[a]	(.09)	(.08)	(.17)	(.09)	(.08)
Net realized and unrealized
gain (loss) on investments	.07	(.14)	(4.27)	2.51	6.27
Total from Investment Operations	(.02)	(.22)	(4.44)	2.42	6.19
Proceeds from redemption fees	.00 [b]	.00 [b]	.01	.01	.01
Net asset value, end of period	7.94	7.96	8.18	12.61	10.18
Total Return (%)[c]	(.25)	(2.69)	(35.13)	23.87	155.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.25	3.12	2.75	2.77	3.71
Ratio of net expenses
to average net assets	2.65	2.66	2.75	2.70	2.75
Ratio of net investment (loss)
to average net assets	(1.07)	(1.00)	(1.51)	(.83)	(.98)
Portfolio Turnover Rate	170.92	187.30	131.78	75.72	100.74
Net Assets, end of period ($ x 1,000)	6,352	8,525	12,663	32,166	15,090

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended October 31,
Class I Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	8.32	8.50	12.96	10.34	4.00
Investment Operations:
Investment income (loss)—net[a]	(.02)	.01	(.05)	.01	(.03)
Net realized and unrealized
gain (loss) on investments	.08	(.19)	(4.42)	2.60	6.35
Total from Investment Operations	.06	(.18)	(4.47)	2.61	6.32
Proceeds from redemption fees	.00 [b]	.00 [b]	.01	.01	.02
Net asset value, end of period	8.38	8.32	8.50	12.96	10.34
Total Return (%)	.72	(2.12)	(34.41)	25.34	158.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25	2.28	1.72	1.74	2.05
Ratio of net expenses
to average net assets	1.65	1.67	1.72	1.69	1.75
Ratio of net investment income
(loss) to average net assets	(.20)	.14	(.43)	.13	(.31)
Portfolio Turnover Rate	170.92	187.30	131.78	75.72	100.74
Net Assets, end of period ($ x 1,000)	4,832	7,115	17,473	38,356	17,558

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Asia Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon Asian Advisors Limited (“Hamon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (250 million shares authorized), and Class I (250 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

18

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

20

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Foreign
Common Stocks†	26,177,214	—	—	26,177,214
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	105	—	105
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(40)	—	(40)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2012, $1,427,704 of participation notes were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded

22

on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012 ($)	Purchases ($)	Sales ($)	10/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	13,338,000	13,338,000	—	—

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund follows an investment policy of investing primarily in Asian emerging market countries. Because the fund’s investments are concentrated in Asian emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $18,395,994 and unrealized appreciation $381,092. In addition, the fund deferred for

24

tax purposes late year ordinary losses of $47,978 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. If not applied, $938,643 of the carryover expires in fiscal year 2016 and $3,614,006 expires in fiscal year 2019.The fund has $4,836,711 of post-enactment short-term capital losses and $9,006,634 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The fund has analyzed its tax positions with respect to applicable income tax issues for open tax years (in each respective jurisdiction) and determined no material tax liabilities existed. The fund operates in certain jurisdictions where the tax laws are evolving and, therefore, the application and interpretation of these laws and regulations is uncertain. In the future, the fund’s tax position in these jurisdictions may be subject to review from time to time which could result in tax liabilities.

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and net operating losses, the fund increased accumulated undistributed investment income-net by $223,021, increased accumulated net real-

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

ized gain (loss) on investments by $68,856 and decreased paid-in capital by $291,877. Net assets and net asset value per share were not affected by this reclassification.

(h) Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”),“Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to enforceable master netting arrangements (“MNA”) or similar agreements. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2013 was approximately $86,300 with a related weighted average annualized interest rate of 1.14%.

26

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, from November 1, 2012 through March 1, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.65% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $180,025 during the period ended October 31, 2013.

Pursuant to a sub-investment advisory agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2013, the Distributor retained $3,043 from commissions earned on sales of the fund’s Class A shares and $490 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2013, Class C shares were charged $58,435 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of share-

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

holder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2013, Class A and Class C shares were charged $46,183 and $19,478, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $16,039 for transfer agency services and $583 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $73.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2013, the fund was charged $74,881 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $296 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

28

During the period ended October 31, 2013, the fund was charged $8,887 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $28,253, Distribution Plan fees $4,134, Shareholder Services Plan fees $4,575, custodian fees $24,863, Chief Compliance Officer fees $7,445 and transfer agency fees $3,273, which are offset against an expense reimbursement currently in effect in the amount of $8,720.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended October 31, 2013, redemption fees charged and retained by the fund amounted to $2,700.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2013, amounted to $55,049,206 and $65,789,324, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2013:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Hong Kong Dollar,
Expiring 11/1/2013[a]	570,000	73,528	73,520	(8)
Sales:		Proceeds ($)
Thai Baht, Expiring:
11/1/2013[a]	4,089,094	131,482	131,377	105
11/4/2013[a]	6,228,294	200,074	200,106	(32)
Gross Unrealized
Appreciation				105
Gross Unrealized
Depreciation				(40)

Counterparty:
a Standard Chartered Bank

30

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2013:

Average Market Value ($)
Forward contracts	403,257

At October 31, 2013, the cost of investments for federal income tax purposes was $25,794,823; accordingly, accumulated net unrealized appreciation on investments was $382,391, consisting of $2,857,231 gross unrealized appreciation and $2,474,840 gross unrealized depreciation.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Asia Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Asia Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Asia Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2013

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2013:

—the total amount of taxes paid to foreign countries was $39, 608

—the total amount of income sourced from foreign countries was $553,188.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2013 calendar year with Form 1099-DIV which will be mailed in early 2014.

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2012)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (73)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

34

Lynn Martin (73)
Board Member (1993)
Principal Occupation During Past 5Years:
• President ofThe Martin Hall Group LLC, a human resources consulting firm (January 2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42
———————
Robin A. Melvin (50)
Board Member (2011)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90
———————
Dr. Martin Peretz (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
Other Public Company Board Memberships During Past 5Years:
• Pershing Square Capital Management,Adviser (2009-present)
No. of Portfolios for which Board Member Serves: 42
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L.Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund	35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

36

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	37

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Greater China Fund

ANNUAL REPORT October 31, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Greater China Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Greater China Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Improving global economic conditions drove developed stock markets higher over much of the reporting period. Europe appeared to put the worst of its sovereign debt and banking crises behind it, and Japan embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the world’s emerging markets struggled with the effects of local economic slowdowns. As a result, equity market returns varied widely from one country to another over the past 12 months.

We currently expect global economic conditions to continue to improve in 2014, with stronger growth in many developed countries fueled by past and continuing monetary ease. The emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. In the United States, we anticipate accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by Hugh Simon, Raymond Chan, and William Liu, Portfolio Managers of Hamon Asian Advisors Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus Greater China Fund’s Class A shares produced a total return of 28.18%, Class C shares returned 27.17%, and Class I shares returned 28.52%.1 In comparison, the fund’s benchmark, the Hang Seng Index, produced a total return of 10.90% (USD terms) for the same period.2

Weakness among Chinese stocks early in the reporting period was more than offset by subsequent gains when fears of a more severe economic slowdown were not realized and foreign investment capital returned to the region. The fund produced higher returns than its benchmark, mainly due to its focus on midcap stocks in market sectors experiencing positive secular growth trends.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its net assets in stocks of companies that (i) are principally traded in China, Hong Kong, orTaiwan (Greater China), (ii) derive at least 50% of their revenues from Greater China, or (iii) have at least 50% of their assets in Greater China.To determine where the fund will invest, we analyze several factors, including economic and political trends in Greater China, the current financial condition and future prospects of individual companies and sectors in the region, and the valuation of one market or company relative to that of another.

Shifting Economic Expectations Sparked Market Volatility

Uncertainty surrounding a domestic economic slowdown and the installation of new government leadership in China made foreign investors nervous early in the reporting period, leading to capital outflows from emerging markets. Instead, investors favored more developed regions of the world, such as the United States, where economic recoveries had gained traction. In addition, Chinese corporations generally reported soft earnings at the time, adding to investor uncertainty. Market

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

declines were especially steep in the spring, when relatively hawkish comments from U.S. monetary policymakers further dampened global investor sentiment.

Chinese equities began to rally in July when it became clearer that the nation’s domestic economy was not slowing as much as investors had feared, Chinese banks demonstrated that they were able to manage their debt loads, and property markets proved resilient. Despite continued market volatility over the summer, these developments reassured investors, and capital inflows returned to the region. Investors were especially attracted to Chinese technology companies that appeared poised for significant growth. Health care companies and consumer-oriented businesses also fared well late in the reporting period.

Midcap Focus Buoyed Relative Results

The fund’s relative performance was bolstered by overweight exposure to midcap companies in the information technology sector, where security software and e-commerce platform provider Qihoo 360 Technology ADR gained market share at the expense of larger rivals as consumers increasingly purchased goods through the Internet. Enterprise and gaming software developer Kingsoft more than doubled in value after reporting robust gains in its mobile applications unit. Among large-cap technology companies, social media providerTencent Holdings also saw greater adoption of its mobile services, enabling it to gain subscribers and post higher advertising revenues.

The fund also scored successes in other areas. For example, in the consumer discretionary sector, carmaker Chongqing Changan Automobile, Cl. B encountered rising demand for the SUVs it manufactures through a joint venture with General Motors. In the health care sector, drug distributor China Medical Systems Holdings profited from higher health care spending by an expanding middle class of consumers. Finally, the fund benefited from underweight exposure to the energy sector, which struggled due to lower commodity prices in the sluggish global economy.

The fund encountered disappointments among individual stocks across several market sectors. Among financial companies, China Taiping Insurance Holdings reported slowing premium growth amid challenging conditions in the financial markets, prompting its elimination from the portfolio. In the energy sector, solar energy equipment maker GCL-Poly Energy Holdings struggled with lower silicon prices. In the consumer discretionary sector, luxury watch purveyor Hengdeli Holdings was hurt by slowing demand amid economic concerns and a government anti-corruption campaign.

4

Finding Opportunities Among Domestic Companies

Although market volatility may persist over the near term, we believe that fears of a severe economic slowdown in China have been overblown. Indeed, we currently expect China’s gross domestic product to grow at a 7% to 8% annual rate in 2014. While this is a slower growth rate than the country achieved over the past decade, we note that the economy is substantially larger than it was 10 years ago and therefore is expanding from a larger base.

We have identified a number of companies that we expect to benefit from China’s shift from an export-driven economy to a more domestic focus.As of the reporting period’s end, the fund held overweight exposure to domestic-oriented companies in the information technology, health care, housing, and aviation equipment industries.

November 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investments in emerging markets. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 31, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: BLOOMBERG L.P. – Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Hang Seng Index is a free-float capitalization-weighted index of 36 companies that represents approximately 66% of the total market cap of the Stock Exchange of Hong Kong. Index components are capped at
25% and divided into four sub-indexes. Return quoted is in U.S. dollars. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Greater China Fund on 10/31/03 to a $10,000 investment made in the Hang Seng Index (the “Index”) on that
date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a capitalization-weighted index of approximately 33 companies that represent 70 percent of the total market capitalization of the Stock Exchange of Hong
Kong.The components of the Index are divided into four subindices: Commerce, Finance, Utilities and Properties.The
Index reflects reinvestment of net dividends and where applicable, capital gain distributions. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/13

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	20.82%	21.86%	11.85%
without sales charge	28.18%	23.31%	12.52%
Class C shares
with applicable redemption charge †	26.17%	22.37%	11.66%
without redemption	27.17%	22.37%	11.66%
Class I shares	28.52%	23.64%	12.82%
Hang Seng Index	10.90%	14.32%	10.23%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Greater China Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.17	$13.29	$7.59
Ending value (after expenses)	$1,165.60	$1,161.50	$1,167.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.54	$12.38	$7.07
Ending value (after expenses)	$1,016.74	$1,012.91	$1,018.20

† Expenses are equal to the fund’s annualized expense ratio of 1.68% for Class A, 2.44% for Class C and 1.39%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2013

Common Stocks—96.2%	Shares		Value ($)
Automobiles & Components—6.3%
Chongqing Changan Automobile, Cl. B	12,343,500		22,766,935
Banks—1.1%
BOC Hong Kong Holdings	1,202,000		3,922,430
Capital Goods—14.9%
AviChina Industry & Technology, Cl. H	29,400,000		13,954,856
China State Construction
International Holdings	11,566,000		19,483,034
Hutchison Whampoa	998,000		12,434,774
L.K. Technology Holdings	41,090,000	[a]	8,108,822
			53,981,486
Consumer Services—2.3%
Sands China	1,176,000		8,357,745
Diversified Financials—3.3%
Far East Horizon	16,212,000		11,856,319
Energy—8.2%
CNOOC	8,658,000		17,778,326
SPT Energy Group	21,508,000		11,845,629
			29,623,955
Food, Beverage & Tobacco—3.3%
China Huishan Dairy Holdings	29,700,000		11,798,788
Health Care Equipment &
Services—.8%
Biosensors International Group	4,000,000		3,026,888
Insurance—4.3%
AIA Group	3,090,000		15,683,155
Pharmaceuticals, Biotech &
Life Sciences—5.0%
China Medical System Holdings	19,909,000		17,898,327

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate—5.7%
China Merchants Property Development, Cl. B	1,120,000		3,357,255
China Resources Land	4,268,000		12,358,648
Yuexiu Real Estate Investment Trust	9,600,000		4,829,098
			20,545,001
Retailing—6.1%
Baoxin Auto Group	11,090,500		11,429,523
China ZhengTong Auto Services Holdings	10,035,000	[a]	6,989,423
Ctrip.com International, ADR	67,000	[a]	3,634,750
			22,053,696
Semiconductors & Semiconductor
Equipment—8.2%
MediaTek	1,360,000		18,608,894
Parade Technologies	1,464,032		10,962,986
			29,571,880
Software & Services—19.6%
AutoNavi Holdings, ADR	230,000	[a]	3,555,800
Baidu, ADR	72,500	[a]	11,665,250
Kingsoft	2,943,000		7,311,000
Qihoo 360 Technology, ADR	86,754	[a]	7,169,351
Tencent Holdings	455,000		24,836,321
Youku Tudou, ADR	590,000	[a]	16,071,600
			70,609,322
Technology Hardware & Equipment—6.0%
Sunny Optical Technology Group	9,940,000		9,628,454
ZTE, Cl. H	5,560,000	[a]	12,119,696
			21,748,150
Utilities—1.1%
Guangdong Investment	4,656,000		4,005,613
Total Common Stocks
(cost $266,312,866)			347,449,690

10

	Number of
Participation Notes—3.9%	Participation Notes	Value ($)
Diversified Financials—2.9%
CITIC Securities, Cl. A (12/16/13)	5,379,552 [a,b]	10,460,001
Real Estate—1.0%
China Vanke, Cl. A (1/22/15)	2,400,000 [a,b]	3,626,880
Total Participation Notes
(cost $15,140,076)		14,086,881

Total Investments (cost $281,452,942)	100.1%	361,536,571
Liabilities, Less Cash and Receivables	(.1%)	(496,216)
Net Assets	100.0%	361,040,355

ADR—American Depository Receipts

a Non-income producing security.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2013, these securities were valued at $14,086,881 or 3.9% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	19.6	Pharmaceuticals,
Capital Goods	14.9	Biotech & Life Sciences	5.0
Energy	8.2	Insurance	4.3
Semiconductors &		Food, Beverage & Tobacco	3.3
Semiconductor Equipment	8.2	Consumer Services	2.3
Real Estate	6.7	Banks	1.1
Automobiles & Components	6.3	Utilities	1.1
Diversified Financials	6.2	Health Care Equipment & Services	.8
Retailing	6.1
Technology Hardware & Equipment	6.0		100.1

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		281,452,942	361,536,571
Cash			113,445
Cash denominated in foreign currencies		95,588	96,583
Receivable for investment securities sold			6,462,795
Receivable for shares of Common Stock subscribed			223,679
Dividends receivable			44,096
Prepaid expenses			20,736
			368,497,905
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			615,196
Bank loan payable—Note 2			4,100,000
Payable for investment securities purchased			1,384,614
Payable for shares of Common Stock redeemed			1,162,124
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			401
Interest payable—Note 2			211
Accrued expenses			195,004
			7,457,550
Net Assets ($)			361,040,355
Composition of Net Assets ($):
Paid-in capital			329,238,478
Accumulated net realized gain (loss) on investments			(48,282,547)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			80,084,424
Net Assets ($)			361,040,355

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	200,987,636	99,380,362	60,672,357
Shares Outstanding	4,823,439	2,698,711	1,402,657
Net Asset Value Per Share ($)	41.67	36.83	43.26

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $33,059 foreign taxes withheld at source):
Unaffiliated issuers	5,986,207
Affiliated issuers	3,133
Total Income	5,989,340
Expenses:
Management fee—Note 3(a)	4,614,031
Shareholder servicing costs—Note 3(c)	1,391,544
Distribution fees—Note 3(b)	770,115
Custodian fees—Note 3(c)	266,944
Prospectus and shareholders’ reports	82,128
Professional fees	78,482
Registration fees	48,297
Directors’ fees and expenses—Note 3(d)	32,856
Interest expense—Note 2	3,375
Loan commitment fees—Note 2	3,359
Miscellaneous	37,253
Total Expenses	7,328,384
Less—reduction in expenses due to undertaking—Note 3(a)	(538,190)
Less—reduction in fees due to earnings credits—Note 3(c)	(875)
Net Expenses	6,789,319
Investment (Loss)—Net	(799,979)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	37,084,138
Net realized gain (loss) on forward foreign currency exchange contracts	(98,124)
Net Realized Gain (Loss)	36,986,014
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	51,556,988
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(99)
Net Unrealized Appreciation (Depreciation)	51,556,889
Net Realized and Unrealized Gain (Loss) on Investments	88,542,903
Net Increase in Net Assets Resulting from Operations	87,742,924

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012 [a]
Operations ($):
Investment (loss)—net	(799,979)	(2,123,024)
Net realized gain (loss) on investments	36,986,014	(80,765,548)
Net unrealized appreciation
(depreciation) on investments	51,556,889	66,358,939
Net Increase (Decrease) in Net Assets
Resulting from Operations	87,742,924	(16,529,633)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	—	(14,953,486)
Class B	—	(204,333)
Class C	—	(8,394,746)
Class I	—	(4,147,846)
Total Dividends	—	(27,700,411)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	35,858,935	37,990,641
Class B	—	31,633
Class C	6,312,798	7,848,943
Class I	19,253,255	24,347,409
Dividends reinvested:
Class A	—	13,088,516
Class B	—	166,227
Class C	—	5,521,449
Class I	—	2,537,328
Cost of shares redeemed:
Class A	(92,222,816)	(122,160,289)
Class B	—	(4,074,040)
Class C	(37,658,853)	(46,635,460)
Class I	(30,566,844)	(49,011,034)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(99,023,525)	(130,348,677)
Total Increase (Decrease) in Net Assets	(11,280,601)	(174,578,721)
Net Assets ($):
Beginning of Period	372,320,956	546,899,677
End of Period	361,040,355	372,320,956
Accumulated investment (loss)—net	—	(517,873)

14

	Year Ended October 31,
	2013	2012 [a]
Capital Share Transactions:
Class Ab,c
Shares sold	966,205	1,178,701
Shares issued for dividends reinvested	—	439,507
Shares redeemed	(2,539,184)	(3,883,864)
Net Increase (Decrease) in Shares Outstanding	(1,572,979)	(2,265,656)
Class Bb
Shares sold	—	1,183
Shares issued for dividends reinvested	—	6,233
Shares redeemed	—	(135,407)
Net Increase (Decrease) in Shares Outstanding	—	(127,991)
Class Cc
Shares sold	192,868	280,952
Shares issued for dividends reinvested	—	206,796
Shares redeemed	(1,170,647)	(1,655,291)
Net Increase (Decrease) in Shares Outstanding	(977,779)	(1,167,543)
Class I
Shares sold	495,874	730,275
Shares issued for dividends reinvested	—	82,488
Shares redeemed	(813,560)	(1,502,704)
Net Increase (Decrease) in Shares Outstanding	(317,686)	(689,941)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended October 31, 2012, 34,313 Class B shares representing $1,050,013 were automatically converted to 30,865 Class A shares.
c During the period ended October 31, 2013, 120,388 Class C shares representing $3,992,053 were exchanged for
106,768 Class A shares.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	32.51	34.97	51.10	40.09	15.93
Investment Operations:
Investment (loss)—net[a]	(.01)	(.10)	(.13)	(.27)	(.10)
Net realized and unrealized
gain (loss) on investments	9.17	(.55)	(14.65)	11.26	24.22
Total from Investment Operations	9.16	(.65)	(14.78)	10.99	24.12
Distributions:
Dividends from net realized
gain on investments	—	(1.81)	(1.36)	—	—
Proceeds from redemption fees	.00 [b]	.00 [b]	.01	.02	.04
Net asset value, end of period	41.67	32.51	34.97	51.10	40.09
Total Return (%)[c]	28.18	(1.37)	(29.73)	27.43	151.88
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.82	1.92	1.84	1.89	1.95
Ratio of net expenses
to average net assets	1.67	1.88	1.84	1.89	1.94
Ratio of net investment (loss)
to average net assets	(.04)	(.30)	(.27)	(.60)	(.33)
Portfolio Turnover Rate	128.56	141.37	91.44	71.53	75.14
Net Assets, end of period ($ x 1,000)	200,988	207,965	302,932	610,538	630,399

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended October 31,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	28.96	31.60	46.64	36.86	14.76
Investment Operations:
Investment (loss)—net[a]	(.27)	(.30)	(.41)	(.53)	(.31)
Net realized and unrealized
gain (loss) on investments	8.14	(.53)	(13.28)	10.29	22.40
Total from Investment Operations	7.87	(.83)	(13.69)	9.76	22.09
Distributions:
Dividends from net realized
gain on investments	—	(1.81)	(1.36)	—	—
Proceeds from redemption fees	.00 [b]	.00 [b]	.01	.02	.01
Net asset value, end of period	36.83	28.96	31.60	46.64	36.86
Total Return (%)[c]	27.17	(2.13)	(30.26)	26.56	149.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.59	2.68	2.58	2.60	2.69
Ratio of net expenses
to average net assets	2.44	2.64	2.58	2.60	2.68
Ratio of net investment (loss)
to average net assets	(.83)	(1.07)	(.98)	(1.31)	(1.13)
Portfolio Turnover Rate	128.56	141.37	91.44	71.53	75.14
Net Assets, end of period ($ x 1,000)	99,380	106,457	153,058	283,842	258,190

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

			Year Ended October 31,
Class I Shares	2013		2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	33.66		36.04	52.51	41.06	16.27
Investment Operations:
Investment income (loss)—net[a]	.08		(.02)	(.03)	(.10)	(.03)
Net realized and unrealized
gain (loss) on investments	9.52		(.55)	(15.09)	11.53	24.81
Total from Investment Operations	9.60		(.57)	(15.12)	11.43	24.78
Distributions:
Dividends from net realized
gain on investments	—		(1.81)	(1.36)	—	—
Proceeds from redemption fees	.00	[b]	.00 [b]	.01	.02	.01
Net asset value, end of period	43.26		33.66	36.04	52.51	41.06
Total Return (%)	28.52		(1.10)	(29.57)	27.86	152.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54		1.64	1.60	1.56	1.63
Ratio of net expenses
to average net assets	1.39		1.60	1.60	1.56	1.62
Ratio of net investment income
(loss) to average net assets	.22		(.05)	(.07)	(.22)	(.09)
Portfolio Turnover Rate	128.56		141.37	91.44	71.53	75.14
Net Assets, end of period ($ x 1,000)	60,672		57,899	86,871	165,622	80,875

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Greater China Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon Asian Advisors Limited (“Hamon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 1 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (400 million shares authorized), Class C (200 million shares authorized), and Class I (400 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

22

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	347,449,690	—	—	347,449,690
Participation Notes†	14,086,881	—	—	14,086,881
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(401)	—	(401)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012 ($)	Purchases ($)	Sales ($)	10/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,102,000	181,178,000	184,280,000	—	—

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

24

The fund follows an investment policy of investing primarily in the securities of Chinese issuers and other investments that are tied economically to China. Because the fund’s investments are concentrated in China, the fund’s performance is expected to be closely tied to social, political and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $48,198,306 and unrealized appreciation $80,000,183.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013.The fund has $15,792,196 of post-enactment short-term capital losses and $32,406,110 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were as follows: long-term capital gains $0 and $27,700,411, respectively.

The fund has analyzed its tax positions with respect to applicable income tax issues for open tax years (in each respective jurisdiction) and determined no material tax liabilities existed. The fund operates in certain jurisdictions where the tax laws are evolving and, therefore, the application and interpretation of these laws and regulations is uncertain. In the future, the fund’s tax position in these jurisdictions may be subject to review from time to time which could result in tax liabilities.

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and net operating losses, the fund increased accumulated undistributed investment income-net by $1,317,852, increased accumulated net realized gain (loss) on investments by $145,683 and decreased paid-in capital by $1,463,535. Net assets and net asset value per share were not affected by this reclassification.

26

(h) Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”),“Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to enforceable master netting arrangements (“MNA”) or similar agreements. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2013 was approximately $302,200 with a related weighted average annualized interest rate of 1.12%.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus had agreed, from November 1, 2012 through September 30, 2013 to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from October 1, 2013 through March 31, 2014 to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.45% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $538,190 during the period ended October 31, 2013.

Pursuant to a sub-investment advisory agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2013, the Distributor retained $28,880 from commissions earned on sales of the fund’s Class A shares and $11,921 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2013, Class C shares were charged $770,115 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided

28

may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2013, Class A and Class C shares were charged $515,804 and $256,705, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $153,855 for transfer agency services and $6,731 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $868.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2013, the fund was charged $266,944 pursuant to the custody agreement.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $3,457 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $7.

During the period ended October 31, 2013, the fund was charged $8,887 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $387,881, Distribution Plan fees $64,028, Shareholder Services Plan fees $64,964, custodian fees $99,412, Chief Compliance Officer fees $7,445 and transfer agency fees $22,519, which are offset against an expense reimbursement currently in effect in the amount of $31,053.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended October 31, 2013, redemption fees charged and retained by the fund amounted to $31,139.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2013, amounted to $468,299,127 and $563,230,649, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2013 is discussed below.

30

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2013:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Hong Kong Dollar, Expiring
11/1/2013 [a]	17,200,000	2,218,095	2,218,496	(401)

Counterparty:
a Standard Chartered Bank

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2013:

Average Market Value ($)
Forward contracts	1,547,309

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013, the cost of investments for federal income tax purposes was $281,537,183; accordingly, accumulated net unrealized appreciation on investments was $79,999,388, consisting of $91,932,005 gross unrealized appreciation and $11,932,617 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Greater China Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Greater China Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Greater China Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2013

The Fund	33

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2013:

—the total amount of taxes paid to foreign countries was $33,059

—the total amount of income sourced from foreign countries was $6,023,356.

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2013 calendar year with Form 1099-DIV which will be mailed in early 2014.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2012)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (73)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

The Fund	35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Lynn Martin (73)
Board Member (1993)
Principal Occupation During Past 5Years:
• President ofThe Martin Hall Group LLC, a human resources consulting firm (January 2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42
———————
Robin A. Melvin (50)
Board Member (2011)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90
———————
Dr. Martin Peretz (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
Other Public Company Board Memberships During Past 5Years:
• Pershing Square Capital Management,Adviser (2009-present)
No. of Portfolios for which Board Member Serves: 42
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L.Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

38

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Real Estate
Securities Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Estate Securities Fund, covering the 10-month period from January 1, 2013, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Improving global economic conditions drove developed stock markets higher over much of the reporting period. Europe appeared to put the worst of its sovereign debt and banking crises behind it, and Japan embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the world’s emerging markets struggled with the effects of local economic slowdowns. As a result, equity market returns varied widely from one country to another over the past 12 months.

We currently expect global economic conditions to continue to improve in 2014, with stronger growth in many developed countries fueled by past and continuing monetary ease. The emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. In the United States, we anticipate accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through October 31, 2013, as provided by Dean Frankel, Portfolio Manager, CenterSquare Investment Management, Inc., Sub-Investment Adviser

Fund and Market Performance Overview

The fund’s fiscal year end has changed to October 31 from December 31.

For the 10-month period ended October 31, 2013, Dreyfus Global Real Estate Securities Fund’s Class A shares produced a total return of 6.07%, Class C shares returned 5.30% and Class I shares returned 6.41%.1 In comparison, the FTSE EPRA/NAREIT Developed Index, the fund’s benchmark, achieved a total return of 7.89% for the same period.2 The fund’s Class Y shares produced a total return of 5.64% for the period since their inception of July 1, 2013, through October 31, 2013.

Global real estate markets generally strengthened over the reporting period as economic recoveries gained traction in major markets.Although the fund participated in the markets’ gains, its performance compared to its benchmark was dampened mainly by shortfalls in the United States and Europe.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income by investing at least 80% of its assets in companies principally engaged in the real estate sector. Under normal market conditions, the fund expects to invest at least 40% of its assets in companies located outside the United States, and to invest in at least 10 different countries.The fund also may invest in companies located in emerging markets and in companies of any market capitalization. Our proprietary approach quantifies investment opportunity both from a real estate and stock perspective.

Recovering Economy Fueled Real Estate Gains

The reporting period began soon after the start of sustained stock market rallies throughout the developed world as global economic conditions improved. In the United States, employment gains, a rebounding housing market, and an accommodative monetary policy drove some stock market indices to record highs. Europe seems to have put the worst of its financial crisis behind it, as evidenced by stronger economic data in core nations. Japan’s economy was lifted by newly stimulative fiscal and

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

monetary policies in an effort to end a long period of economic stagnation. Chinese property markets fared relatively well despite a slowing domestic economy.

The performance of real estate securities varied from one market to another. U.S. REITs lagged broader market averages amid rising long-term interest rates. In contrast, Japanese real estate securities rallied sharply in anticipation of moderating deflationary pressures. European property stocks also rose strongly from previously depressed levels. In other markets, Singapore struggled with weak demand for office properties, Australia’s retail and commercial properties failed to follow residential properties into recovery, Hong Kong remained sluggish despite better-than-expected Chinese growth, and Canadian REITs were hurt by high debt levels and flagging demand for dividend-paying stocks.

Fund Participated in Most of the Benchmark’s Gains

The fund delivered strong absolute returns but lagged its benchmark due to cash drag, relative performance in Europe, and fees. In the United States, a shift away from higher yielding securities proved too early, causing the fund to miss some of the market’s gains. Fund relative performance also was hurt by an overweight to European small-cap stocks, which trailed their larger counterparts. In addition, disappointing stock selections in Europe included Germany’s TAG Immobilien, where investors reacted negatively to allegations surrounding its CEO, and Norwegian Property, which took write-offs on underperforming assets. In Hong Kong, New World Development suffered amid a weak local residential property market.

On a more positive note, our focus on small-cap stocks in the United Kingdom buoyed relative performance. Our bias away from income-oriented real estate stocks in Singapore and Hong Kong worked well when fears of higher long-term interest rates intensified. Strong stock selections more than offset the dampening impact of a mild underweight to Japan.We added to the fund’s China exposure early in the reporting period, enabling it to participate more fully in subsequent gains. Among individual stocks, Australian commercial property manager Mirvac Group climbed after a management change was well received by investors, and Canada’s Brookfield Office Properties advanced after receiving a buy-out offer at a premium. In the United Kingdom, residential developer Capital & Counties Properties prospered along with local residential property markets, and student housing specialist Unite Group gained value as investors increasingly recognized its strong underlying business fundamentals.

Anticipating Slow but Steady Global Growth

The macroeconomic environment has turned more benign into November, as the U.S. government shutdown came to an end and the debt ceiling negotiations were pushed into 2014. The markets continue to drift upwards as investors take each piece of marginal economic news as a sign that tapering is further away, and accommodative policies will continue. Property fundamentals are improving in many markets, and capital continues to flow into Europe and the UK as investors bet on further recovery – however, we remain cautious. Globally, we are focused on listed property companies that offer a good risk-adjusted balance of income and total return, those with demonstrated resilience and/or growth, and those that offer compelling valuations that take into account the ongoing uncertain environment.

November 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries. Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries.The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate.These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.

1 Total returns include reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through July 1, 2014, at which time it may be extended, terminated or modified.
2 SOURCE: LIPPER Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The FTSE European Public Real Estate Association (EPRA) National Association of Real Estate Investment
Trusts (NAREIT) Developed Global Real Estate Securities Index is an unmanaged index designed to track the performance of listed real estate companies and REITs worldwide. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares).
The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares).

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and ClassY shares of
Dreyfus Global Real Estate Securities Fund on 12/29/06 (the fund’s inception date) to a $10,000 investment made in the FTSE EPRA/NAREIT Developed Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
On March 27, 2013, the Board approved changing the fund’s fiscal year end to October 31 from December 31.
On June 18, 2013, the Board authorized the fund to offer ClassY shares, as a new class of shares, to certain investors, including certain institutional investors. On July 1, 2013, ClassY shares were offered at net asset value and are not subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged market-capitalization weighted index designed to measure the performance of exchange-listed real estate companies and REITs worldwide.
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 9/13/08 (the inception date for Class C shares).
The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Estate Securities Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013 †

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$6.38	$10.04	$5.11	$3.61
Ending value (after expenses)	$947.80	$943.70	$949.30	$1,056.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††††	$6.61	$10.41	$5.30	$5.35
Ending value (after expenses)	$1,018.65	$1,014.87	$1,019.96	$1,019.91

†	From July 1, 2013 (commencement of initial offering) to October 31, 2013 for ClassY shares.
††	Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C and
1.04% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of 1.05% for ClassY, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual days in the period).
†††	Please note that while ClassY shares commenced operations on July 1, 2013, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.This projection assumes that annualized expense ratios were in effect during the period May 1, 2013 to October 31, 2013.
††††	Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.04% for
Class I and 1.05% for ClassY, multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2013

Common Stocks—97.5%	Shares		Value ($)
Australia—6.9%
Charter Hall Retail REIT	321,370		1,227,125
Dexus Property Group	2,468,916		2,531,851
Federation Centres	1,517,050		3,555,933
Goodman Group	658,930		3,151,315
Lend Lease Group	65,490		705,638
Mirvac Group	5,810,540		9,555,816
Stockland	484,860		1,837,650
Westfield Group	1,307,737		13,373,642
Westfield Retail Trust	3,603,030		10,522,729
			46,461,699
Brazil—.4%
BR Malls Participacoes	285,600		2,766,503
Canada—3.3%
Allied Properties Real Estate Investment Trust	65,790		2,116,966
Allied Properties Real Estate Investment Trust	27,280	[a]	877,805
Boardwalk Real Estate Investment Trust	61,990		3,526,233
Brookfield Office Properties	192,500		3,596,509
Calloway Real Estate Investment Trust	224,440		5,403,006
Chartwell Retirement Residences	247,480		2,544,464
Chartwell Retirement Residences	6,040	[a]	62,100
Dundee Real Estate Investment Trust	155,990		4,325,201
			22,452,284
Finland—.3%
Sponda	361,770		1,876,365
France—3.7%
ICADE	33,380		3,075,994
Mercialys	72,442		1,561,441
Unibail-Rodamco	78,251		20,505,415
			25,142,850
Germany—2.0%
Alstria Office REIT	432,400	[b]	5,482,276
Deutsche Wohnen	223,890		4,213,270

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Germany (continued)
LEG Immobilien	47,370		2,701,308
TAG Immobilien	85,560		1,033,909
			13,430,763
Hong Kong—7.8%
China Overseas Land & Investment	214,000		662,453
Hongkong Land Holdings	749,511		4,616,988
Link REIT	1,291,721		6,514,419
Longfor Properties	1,713,500		2,793,582
New World Development	5,021,000		6,955,442
Shimao Property Holdings	2,360,500		5,943,114
Sun Hung Kai Properties	894,000		11,715,517
Wharf Holdings	1,566,200		13,191,392
			52,392,907
Japan—13.9%
GLP J-REIT	5,692		5,910,233
Industrial & Infrastructure Fund Investment	138		1,277,128
Japan Real Estate Investment	467		5,342,978
Japan Retail Fund Investment	2,268		4,596,892
Kenedix Realty Investment	568		2,544,534
Mitsubishi Estate	616,000		17,522,140
Mitsui Fudosan	765,000		25,168,057
Mori Hills REIT Investment	275		1,926,930
Nippon Building Fund	927		11,473,192
Sumitomo Realty & Development	347,000		16,321,316
Tokyo Tatemono	181,000		1,687,959
			93,771,359
Luxembourg—.1%
GAGFAH	47,160	[b]	670,412
Norway—.4%
Norwegian Property	2,243,918		2,872,251
Singapore—4.7%
Ascendas Real Estate Investment Trust	1,836,000		3,502,914
CapitaLand	3,188,000		8,007,213
CapitaMalls Asia	2,804,000		4,559,717

Common Stocks (continued)	Shares		Value ($)
Singapore (continued)
Fortune Real Estate Investment Trust	5,669,000		4,591,941
Global Logistic Properties	2,744,000		6,825,761
Mapletree Greater China Commercial Trust	5,959,000		4,413,363
			31,900,909
Sweden—1.1%
Wihlborgs Fastigheter	421,670		7,288,067
Switzerland—.8%
Mobimo Holding	3,764	[b]	788,185
PSP Swiss Property	50,810	[b]	4,367,862
			5,156,047
United Kingdom—6.0%
British Land	870,697		8,683,655
Capital & Counties Properties	1,544,688		8,589,443
Land Securities Group	639,673		10,138,643
Londonmetric Property	2,433,780		5,034,034
Safestore Holdings	724,760		1,722,797
Unite Group	941,160		5,975,906
			40,144,478
United States—46.1%
Alexandria Real Estate Equities	74,130		4,876,271
Ashford Hospitality Trust	84,613		1,105,046
AvalonBay Communities	82,980		10,376,649
Aviv REIT	79,890		2,029,206
Boston Properties	95,150		9,848,025
BRE Properties	50,740		2,770,911
Brixmor Property Group	67,440		1,392,636
Camden Property Trust	134,160		8,613,072
Cousins Properties	167,420		1,896,869
CubeSmart	183,470		3,351,997
CyrusOne	31,248		609,024
DDR	178,750		3,029,813
Digital Realty Trust	70,870		3,377,664
Duke Realty	474,490		7,862,299
Empire State Realty Trust	273,153		3,865,115

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Equity Residential	87,630	4,588,307
Essex Property Trust	45,910	7,391,510
Federal Realty Investment Trust	34,620	3,586,632
First Industrial Realty Trust	109,485	1,978,394
General Growth Properties	313,080	6,646,688
HCP	245,260	10,178,290
Health Care REIT	102,280	6,632,858
Highwoods Properties	204,190	7,881,734
Host Hotels & Resorts	570,170	10,576,653
Hudson Pacific Properties	31,595	653,701
Kilroy Realty	102,230	5,434,547
Kimco Realty	564,300	12,121,164
LaSalle Hotel Properties	62,690	1,946,525
Liberty Property Trust	273,855	10,184,667
Macerich	151,320	8,959,657
Mid-America Apartment Communities	60,640	4,026,496
Omega Healthcare Investors	65,150	2,165,586
Prologis	392,590	15,683,970
Public Storage	59,320	9,904,660
QTS Realty Trust, Cl. A	91,540	1,966,279
Regency Centers	186,400	9,629,424
RLJ Lodging Trust	111,920	2,827,099
Simon Property Group	283,900	43,876,745
SL Green Realty	86,870	8,215,296
Sovran Self Storage	57,950	4,432,595
Sunstone Hotel Investors	402,460	5,332,595
Tanger Factory Outlet Centers	293,120	10,215,232
UDR	314,350	7,799,023
Ventas	211,460	13,795,650
Vornado Realty Trust	81,390	7,248,593
		310,885,167
Total Common Stocks
(cost $594,402,490)		657,212,061

Other Investment—1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,812,000)	7,812,000 [c]	7,812,000

Total Investments (cost $602,214,490)	98.7%	665,024,061
Cash and Receivables (Net)	1.3%	8,617,585
Net Assets	100.0%	673,641,646

REIT—Real Estate Investment Trust

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2013, these securities were valued at $939,905 or .1% of net assets.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified	19.6	Real Estate Services	5.5
Office	18.4	Hotel	3.2
Regional Malls	11.0	Self Storage	2.9
Retail	8.9	Residential	1.5
Multifamily	7.8	Money Market Investment	1.2
Shopping Centers	6.3	Office & Industrial	.7
Health Care	5.6	Specialty	.6
Industrial	5.5		98.7

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			594,402,490 657,212,061
Affiliated issuers			7,812,000	7,812,000
Cash				1,452,914
Cash denominated in foreign currencies			5,071,703	5,058,581
Receivable for investment securities sold				7,830,853
Dividends receivable				1,020,001
Receivable for shares of Common Stock subscribed				1,145,322
Prepaid expenses				30,588
			681,562,320
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				624,778
Payable for investment securities purchased				6,315,410
Payable for shares of Common Stock redeemed				874,625
Accrued expenses				105,861
				7,920,674
Net Assets ($)			673,641,646
Composition of Net Assets ($):
Paid-in capital			623,109,635
Accumulated distributions in excess of investment income—net				(4,891,902)
Accumulated net realized gain (loss) on investments				(7,352,980)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				62,776,893
Net Assets ($)			673,641,646

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	9,812,248	1,303,523	662,524,819	1,056
Shares Outstanding	1,127,059	152,398	76,892,620	122.55
Net Asset Value Per Share ($)	8.71	8.55	8.62	8.62

See notes to financial statements.

STATEMENT OF OPERATIONS

	Ten Months Ended	Year Ended
	October 31, 2013[a]	December 31, 2012
Investment Income ($):
Income:
Cash dividends (net of $661,408 and $466,867,
respectively, foreign taxes withheld at source):
Unaffiliated issuers	12,455,975	10,550,564
Affiliated issuers	6,701	8,607
Interest	442	2,208
Total Income	12,463,118	10,561,379
Expenses:
Management fee—Note 3(a)	4,773,894	3,383,266
Custodian fees—Note 3(c)	169,634	136,258
Shareholder servicing costs—Note 3(c)	100,505	53,865
Professional fees	89,726	86,812
Registration fees	63,128	66,796
Directors’ fees and expenses—Note 3(d)	42,206	59,602
Prospectus and shareholders’ reports	25,403	21,800
Distribution fees—Note 3(b)	9,416	5,896
Loan commitment fees—Note 2	4,603	3,211
Interest expense—Note 2	—	407
Miscellaneous	27,053	28,871
Total Expenses	5,305,568	3,846,784
Less—reduction in expenses
due to undertaking—Note 3(a)	(17,847)	(5,909)
Less—reduction in fees due to
earnings credits—Note 3(c)	(98)	(85)
Net Expenses	5,287,623	3,840,790
Investment Income—Net	7,175,495	6,720,589
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	13,956,599	14,001,809
Net realized gain (loss) on forward
foreign currency exchange contracts	(77,558)	11,983
Net Realized Gain (Loss)	13,879,041	14,013,792
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	12,549,566	60,066,333
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,020)	1,020
Net Unrealized Appreciation (Depreciation)	12,548,546	60,067,353
Net Realized and Unrealized
Gain (Loss) on Investments	26,427,587	74,081,145
Net Increase in Net Assets
Resulting from Operations	33,603,082	80,801,734

a The fund has changed its fiscal year end from December 31 to October 31.
See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Ten Months Ended	Year Ended	Year Ended
	October 31, 2013[a,b]	December 31, 2012	December 31, 2011
Operations ($):
Investment income—net	7,175,495	6,720,589	3,700,692
Net realized gain (loss) on investments	13,879,041	14,013,792	9,109,210
Net unrealized appreciation
(depreciation) on investments	12,548,546	60,067,353	(26,677,193)
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,603,082	80,801,734	(13,867,291)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(25,635)	(446,322)	(41,829)
Class C	—	(49,721)	(5,238)
Class I	(2,022,420)	(24,162,459)	(6,128,543)
Total Dividends	(2,048,055)	(24,658,502)	(6,175,610)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,902,065	7,284,056	1,038,288
Class C	968,342	825,015	370,801
Class I	228,787,092	208,668,448	157,797,881
Class Y	1,000	—	—
Dividends reinvested:
Class A	24,808	437,212	38,234
Class C	—	23,805	5,084
Class I	614,725	7,320,117	1,720,687
Cost of shares redeemed:
Class A	(6,156,426)	(787,528)	(580,624)
Class C	(843,948)	(218,376)	(140,411)
Class I	(59,405,722)	(44,386,786)	(43,892,760)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	169,891,936	179,165,963	116,357,180
Total Increase (Decrease)
in Net Assets	201,446,963	235,309,195	96,314,279
Net Assets ($):
Beginning of Period	472,194,683	236,885,488	140,571,209
End of Period	673,641,646	472,194,683	236,885,488
Distributions in excess of
investment income—net	(4,891,902)	(15,833,588)	(2,633,434)

	Ten Months Ended	Year Ended	Year Ended
	October 31, 2013[a,b]	December 31, 2012	December 31, 2011
Capital Share Transactions:
Class Ac
Shares sold	689,171	896,907	140,304
Shares issued for dividends reinvested	2,888	53,580	5,466
Shares redeemed	(717,163)	(100,371)	(80,702)
Net Increase (Decrease)
in Shares Outstanding	(25,104)	850,116	65,068
Class Cc
Shares sold	114,510	105,724	49,908
Shares issued for dividends reinvested	—	2,957	738
Shares redeemed	(101,894)	(27,305)	(19,215)
Net Increase (Decrease) in
Shares Outstanding	12,616	81,376	31,431
Class I
Shares sold	27,128,378	26,817,101	21,673,063
Shares issued for dividends reinvested	72,406	907,078	248,289
Shares redeemed	(7,066,971)	(5,681,746)	(6,128,211)
Net Increase (Decrease) in
Shares Outstanding	20,133,813	22,042,433	15,793,141
Class Y
Shares sold	122.55	—	—

a The fund has changed its fiscal year end from December 31 to October 31.
b Effective July 1, 2013, the fund commenced offering ClassY shares.
c During the period ended October 31, 2013, 8,684 Class C shares representing $78,761 were exchanged for 8,561
Class A shares.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional shares, respectively, of the fund’s predecessor, BNY Hamilton Global Real Estate Securities Fund (“Hamilton Global Real Estate Securities Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the net assets of the Hamilton Global Real Estate Securities Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

Ten Months Ended				Year Ended December 31,
Class A Shares†	October 31, 2013[a]		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	8.23		6.84	7.41	6.56	5.02	9.04
Investment Operations:
Investment income—net[b]	.09		.09	.10	.05	.08	.16
Net realized and unrealized
gain (loss) on investments	.41		1.72	(.52)	1.07	1.74	(4.08)
Total from Investment Operations	.50		1.81	(.42)	1.12	1.82	(3.92)
Distributions:
Dividends from
investment income—net	(.02)		(.42)	(.15)	(.27)	(.28)	(.10)
Net asset value, end of period	8.71		8.23	6.84	7.41	6.56	5.02
Total Return (%)[c]	6.07	[d]	26.50	(5.74)	17.15	36.38	(43.60)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	[e]	1.55	1.57	1.67	4.36	1.62
Ratio of net expenses
to average net assets	1.34	[e]	1.43	1.55	1.60	1.60	1.41
Ratio of net investment income
to average net assets	1.23	[e]	1.13	1.36	.74	1.44	1.83
Portfolio Turnover Rate	44.80	[d]	46.17	80.41	86.02	97.43	79
Net Assets, end of period
($ x 1,000)	9,812		9,478	2,066	1,756	162	12

† Represents information for Class A shares of the fund’s predecessor, Hamilton Global Real Estate Securities Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to October 31.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

Ten Months Ended				Year Ended December 31,
Class C Shares	October 31, 2013[a]		2012	2011	2010		2009	2008	[b]
Per Share Data ($):
Net asset value,
beginning of period	8.11		6.76	7.32	6.50		5.02	7.78
Investment Operations:
Investment income—net[c]	.04		.06	.05	.00	[d]	.04	.01
Net realized and unrealized
gain (loss) on investments	.40		1.66	(.51)	1.07		1.75	(2.74)
Total from Investment Operations	.44		1.72	(.46)	1.07		1.79	(2.73)
Distributions:
Dividends from
investment income—net	—		(.37)	(.10)	(.25)		(.31)	(.03)
Net asset value, end of period	8.55		8.11	6.76	7.32		6.50	5.02
Total Return (%)[e]	5.30	[f]	25.61	(6.36)	16.48		35.35	(34.92)[f]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.21	[g]	2.29	2.50	2.45		2.91	2.46	[g]
Ratio of net expenses
to average net assets	2.09	[g]	2.19	2.29	2.35		2.35	2.35	[g]
Ratio of net investment income
to average net assets	.57	[g]	.72	.63	.02		.71	.67	[g]
Portfolio Turnover Rate	44.80	[f]	46.17	80.41	86.02		97.43	79
Net Assets, end of period
($ x 1,000)	1,304		1,134	395	198		38	6

a	The fund has changed its fiscal year end from December 31 to October 31.
b	From September 13, 2008 (commencement of initial offering) to December 31, 2008.
c	Based on average shares outstanding at each month end.
d	Amount represents less than $.01 per share.
e	Exclusive of sales charge.
f	Not annualized.
g	Annualized.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

Ten Months Ended				Year Ended December 31,
Class I Shares†	October 31, 2013[a]		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	8.13		6.75	7.33	6.49	5.02	9.04
Investment Operations:
Investment income—net[b]	.10		.15	.13	.10	.14	.16
Net realized and unrealized
gain (loss) on investments	.42		1.66	(.52)	1.05	1.70	(4.06)
Total from Investment Operations	.52		1.81	(.39)	1.15	1.84	(3.90)
Distributions:
Dividends from
investment income—net	(.03)		(.43)	(.19)	(.31)	(.37)	(.12)
Net asset value, end of period	8.62		8.13	6.75	7.33	6.49	5.02
Total Return (%)	6.41	[c]	26.92	(5.41)	17.91	36.94	(43.38)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	[d]	1.07	1.11	1.17	1.33	1.24
Ratio of net expenses
to average net assets	1.04	[d]	1.07	1.11	1.17	1.18	1.19
Ratio of net investment income
to average net assets	1.43	[d]	1.90	1.81	1.51	2.55	2.24
Portfolio Turnover Rate	44.80	[c]	46.17	80.41	86.02	97.43	79
Net Assets, end of period
($ x 1,000)	662,525		461,583	234,424	138,618	84,854	48,255

† Represents information for Institutional shares of the fund’s predecessor, Hamilton Global Real Estate Securities
Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to October 31.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

Period Ended
Class Y Shares	October 31, 2013 [a]
Per Share Data ($):
Net asset value, beginning of period	8.16
Investment Operations:
Investment income—net[b]	.01
Net realized and unrealized
gain (loss) on investments	.45
Total from Investment Operations	.46
Net asset value, end of period	8.62
Total Return (%)[c]	5.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.06
Ratio of net expenses to average net assets[d]	1.05
Ratio of net investment income
to average net assets[d]	.23
Portfolio Turnover Rate[c]	44.80
Net Assets, end of period ($ x 1,000)	1

a	Effective July 1, 2013, the fund commenced offering ClassY shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Estate Securities Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund’s investment objective is to maximize total return consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. CenterSquare Investment Management, Inc. (“CenterSquare”) (formerly, Urdang Securities Management, Inc.) serves as the fund’s sub-investment adviser. CenterSquare is a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.

On March 27, 2013, the Company’s Board of Directors (the “Board”) approved a change in the fund’s fiscal year end from December 31 to October 31.

At a meeting held on June 18, 2013, the Board approved, effective July 1, 2013: (a) for the fund to offer ClassY shares; and, (b) an increase in the authorized shares of the fund from 250 million to 650 million and authorized 100 million Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 650 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized) and ClassY (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Y shares are sold at net asset value per share to certain investors, including certain institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	310,885,167	—	—	310,885,167
Equity Securities—
Foreign
Common Stocks†	346,326,894	—	—	346,326,894
Mutual Funds	7,812,000	—	—	7,812,000

† See Statement of Investments for additional detailed categorizations.

At December 31, 2012, $261,251,002 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012 ($)	Purchases ($)	Sales($)	10/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,274,000	176,059,000	171,521,000	7,812,000	1.2

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $14,986,074, accumulated capital losses $2,349,612 and unrealized appreciation $37,895,549.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and December 31, 2012 were as follows: ordinary income $2,048,055 and $24,658,502, respectively.

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $5,814,246 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus had contractually agreed, from January 1, 2013 through April 30, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.15% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from May 1, 2013 through July 1, 2014, for Class A, Class C and Class I shares and from July 1, 2013, through July 1, 2014 for Class Y shares, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding certain expenses as described above) exceed 1.05% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $17,847 during the period ended October 31, 2013.

Pursuant to a sub-investment advisory agreement between Dreyfus and CenterSquare, Dreyfus pays CenterSquare a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended October 31, 2013, the Distributor retained $4,817 from commissions earned on sales of the fund’s Class A shares and $1,779 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2013, Class C shares were charged $9,416 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry profes-

sionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2013, Class A and Class C shares were charged $23,929 and $3,139, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $17,085 for transfer agency services and $578 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $97.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2013, the fund was charged $169,634 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $318 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2013, the fund was charged $8,887 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $540,590, Distribution Plan fees $828, Shareholder Services Plan fees $2,774, custodian fees $69,989, Chief Compliance Officer fees $7,445 and transfer agency fees $3,413, which are offset against an expense reimbursement currently in effect in the amount of $261.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2013, amounted to $426,274,981 and $260,054,369, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. At October 31, 2013, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2013:

Average Market Value ($)
Forward Contracts	797,678

At October 31, 2013, the cost of investments for federal income tax purposes was $627,095,834; accordingly, accumulated net unrealized appreciation on investments was $37,928,227, consisting of $73,974,336 gross unrealized appreciation and $36,046,109 gross unrealized depreciation.

The Fund	33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Global Real Estate Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Real Estate Securities Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of October 31, 2013, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Estate Securities Fund at October 31, 2013 and the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2013

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 10.57% of the ordinary dividends paid during the fiscal year ended October 31, 2013 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,689 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns.

The Fund	35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2012)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (73)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

Lynn Martin (73)
Board Member (1994)
Principal Occupation During Past 5Years:
• President ofThe Martin Hall Group LLC, a human resources consulting firm ( January 2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42
———————
Robin A. Melvin (50)
Board Member (2011)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90
———————
Dr. Martin Peretz (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
Other Public Company Board Memberships During Past 5Years:
• Pershing Square Capital Management,Adviser (2009-present)
No. of Portfolios for which Board Member Serves: 42
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

The Fund	37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	39

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
India Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus India Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Improving global economic conditions drove developed stock markets higher over much of the reporting period. Europe appeared to put the worst of its sovereign debt and banking crises behind it, and Japan embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the world’s emerging markets struggled with the effects of local economic slowdowns. As a result, equity market returns varied widely from one country to another over the past 12 months.

We currently expect global economic conditions to continue to improve in 2014, with stronger growth in many developed countries fueled by past and continuing monetary ease. The emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. In the United States, we anticipate accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by Hugh Simon, Raymond Chan and Abhijit Sarkar, Portfolio Managers of Hamon Asian Advisors Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus India Fund’s Class A shares produced a total return of –28.63%, Class C shares returned –29.18% and Class I shares returned –28.26%.1 In comparison, the fund’s benchmark, the MSCI® India Index (the “Index”), produced a total return of 0.65% for the same period.2

Indian equities encountered heightened volatility in the midst of sluggish economic growth, rising interest rates, and capital outflows to other markets.The fund produced lower returns than its benchmark, mainly due to its focus on domestically oriented small and midcap companies at a time when exporters and large-cap companies fared better.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its net assets in equity and fixed-income securities of Indian issuers and other investments that are tied economically to India.The fund may invest in companies of any market capitalization. The fund invests in securities denominated in the Indian rupee or other local currency of issue or U.S. dollar-denominated securities.

When choosing investments, we analyze several factors, including:

  Economic and political trends in India

  The current financial condition and future prospects of individual companies and sectors in India

  The valuation of one company or sector in India relative to that of another

We generally seek companies with accelerated earnings outlooks and reasonably valued share prices. Characteristics of such companies may include reliable corporate governance, a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals, and long-term vision.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Shifting Economic Expectations Sparked Market Volatility

Indian stocks were undermined by several negative influences over the reporting period. The country’s monetary policymakers attempted to stimulate more robust economic growth earlier in 2013, but investors were disappointed when the domestic economy failed to respond to monetary easing. In addition, foreign investors reacted unfavorably to financial reforms introduced by the government. Consequently, investment capital flowed away from the Indian market and toward more developed regions of the world, such as the United States, where economic recoveries had gained traction. Indian stock market declines were especially steep in the summer, as investors grew concerned about the implications for the emerging markets of a less accommodative U.S. monetary policy.

India’s stock market began to stabilize in September when the appointment of a new central bank governor raised hopes that liquidity would improve in the banking system.The Reserve Bank of India raised short-term interest rates, which helped to shore up the struggling rupee and boosted confidence in India’s financial markets. Moreover, a relatively good monsoon season bolstered India’s agricultural sector, and upcoming elections are expected to resolve prevailing political uncertainties.

While these developments enabled the large-cap stocks that comprise most of the Index to end the reporting period with little change from where they began, small and midcap stocks did not participate as substantially in the rebound.

Midcap Focus Dampened Results

The fund’s relative performance was undermined by overweight exposure to midcap companies, which lagged their large-cap counterparts by wide margins. Shortfalls were particularly severe in the financial sector, where disappointing stock selections included banks that were hurt by rising interest rates. For example, Canara Bank lost value due to concerns regarding underperforming loans, particularly those used to finance infrastructure projects. Media companies also fared relatively poorly, as Hinduja Ventures was hurt by rising interest rates after borrowing heavily to acquire new media assets. Reliance Infrastructure was hurt by higher interest rates and worries about infrastructure development trends in a weak economy.

The fund achieved better results in other areas.Telecommunications services provider Reliance Communications nearly doubled in value after shoring up its balance sheet

4

through asset sales. Alcoholic beverages maker United Spirits benefited from the acquisition of a controlling interest in the company by global spirits purveyor Diageo. UCO Bank rallied from a depressed valuation when investors realized that their concerns may have been overblown. Carmaker Tata Motors advanced after reporting strong sales of Land Rover vehicles in China.

Finding Opportunities in Attractively Valued Stocks

While a number of significant challenges remain for India’s economy, we believe that stocks of smaller, domestically oriented companies have been punished more than is warranted by their underlying business fundamentals. Therefore, we have maintained the fund’s focus on small- and midcap companies, but we have reduced its exposure to interest-rate sensitive businesses, such as banks. Instead, we have emphasized infrastructure developers, as well as consumer discretionary companies and health care providers that we expect to encounter rising demand from an expanding middle class of consumers.We also have added to the fund’s holdings of IT service companies. In our view, these strategies position the fund appropriately for the next phase of India’s economic cycle.

November 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Emerging markets, such as those of India, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2015, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
India Fund on 4/13/11 (the fund’s inception date) to a $10,000 investment made in the Morgan Stanley Capital
International India NR Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a free-float adjusted market capitalization weighted index that monitors the performance of stocks from the country of India. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/13

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	4/13/11	–32.72%	–22.47%
without sales charge	4/13/11	–28.63%	–20.65%
Class C shares
with applicable redemption charge †	4/13/11	–29.89%	–21.38%
without redemption	4/13/11	–29.18%	–21.38%
Class I shares	4/13/11	–28.26%	–20.43%
Morgan Stanley Capital
International India Index	3/31/11	0.65%	–8.11%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 4/13/11.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus India Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.62	$11.92	$7.53
Ending value (after expenses)	$754.10	$752.20	$756.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.91	$13.69	$8.64
Ending value (after expenses)	$1,015.38	$1,011.59	$1,016.64

† Expenses are equal to the fund’s annualized expense ratio of 1.95% for Class A, 2.70% for Class C and 1.70%
for Class I,multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2013

Common Stocks—97.6%	Shares		Value ($)
Automobiles & Components—4.5%
Tata Motors	14,000		86,829
Banks—9.8%
Bank of Baroda	5,600		58,583
UCO Bank	22,000		25,864
Yes Bank	17,000		102,019
			186,466
Capital Goods—20.0%
Ingersoll-Rand India	12,521		67,806
Jain Irrigation Systems	88,000		95,797
Jaiprakash Associates	56,000		43,420
Larsen & Toubro	6,200		98,234
NCC	180,000		75,714
			380,971
Diversified Financials—5.2%
IFCI	68,729		27,009
Manappuram Finance	170,000		44,260
Reliance Capital	4,500		27,100
			98,369
Food, Beverage & Tobacco—9.4%
Dhampur Sugar Mills	79,100		38,871
ITC	13,000		70,865
Tilaknagar Industries	68,526		69,580
			179,316
Household & Personal Products—3.8%
Jyothy Laboratories	24,000		72,365
Materials—1.7%
JK Lakshmi Cement	30,000		33,073
Media—8.9%
Hinduja Ventures	9,561		41,866
Network 18 Media & Investments	111,111	[a]	57,043
Prime Focus	57,000	[a]	29,912
TV18 Broadcast	111,111	[a]	42,036
			170,857

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech & Life Sciences—9.7%
Glenmark Pharmaceuticals	11,600		106,383
Parabolic Drugs	350,000	[a]	30,470
Ranbaxy Laboratories	7,500	[a]	47,730
			184,583
Real Estate—1.9%
Prestige Estates Projects	16,000		37,244
Software & Services—15.1%
HCL Technologies	4,856		86,551
Hexaware Technologies	30,000		64,901
OnMobile Global	50,000		21,845
Tata Consultancy Services	3,320		114,100
			287,397
Telecommunication Services—.9%
Tulip Telecom	142,343	[a]	17,603
Transportation—3.1%
Gateway Distriparks	32,015		59,232
Utilities—3.6%
Indraprastha Gas	15,000		68,453
Total Investments (cost $2,370,436)	97.6%		1,862,758
Cash and Receivables (Net)	2.4%		45,715
Net Assets	100.0%		1,908,473

a	Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	20.0	Automobiles & Components	4.5
Software & Services	15.1	Household & Personal Products	3.8
Banks	9.8	Utilities	3.6
Pharmaceuticals,		Transportation	3.1
Biotech & Life Sciences	9.7	Real Estate	1.9
Food, Beverage & Tobacco	9.4	Materials	1.7
Media	8.9	Telecommunication Services	.9
Diversified Financials	5.2		97.6

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		2,370,436	1,862,758
Cash			105,158
Cash denominated in foreign currencies		333	579
Dividends receivable			3,418
Prepaid expenses			4,443
			1,976,356
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			4,292
Payable for shares of Common Stock redeemed			1,399
Accrued expenses			62,192
			67,883
Net Assets ($)			1,908,473
Composition of Net Assets ($):
Paid-in capital			3,412,933
Accumulated investment (loss)—net			(20,841)
Accumulated net realized gain (loss) on investments			(976,185)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(507,434)
Net Assets ($)			1,908,473

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,160,598	381,160	366,715
Shares Outstanding	167,440	56,325	52,535
Net Asset Value Per Share ($)	6.93	6.77	6.98

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Income:
Cash dividends	30,873
Expenses:
Management fee—Note 3(a)	28,556
Professional fees	77,750
Registration fees	41,432
Custodian fees—Note 3(c)	16,294
Prospectus and shareholders’ reports	10,429
Shareholder servicing costs—Note 3(c)	8,466
Distribution fees—Note 3(b)	4,420
Directors’ fees and expenses—Note 3(d)	193
Loan commitment fees—Note 2	22
Miscellaneous	18,220
Total Expenses	205,782
Less—reduction in expenses due to undertaking—Note 3(a)	(157,311)
Less—reduction in fees due to earnings credits—Note 3(c)	(10)
Net Expenses	48,461
Investment (Loss)—Net	(17,588)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(542,860)
Net realized gain (loss) on forward foreign currency exchange contracts	2,578
Net Realized Gain (Loss)	(540,282)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(176,868)
Net Realized and Unrealized Gain (Loss) on Investments	(717,150)
Net (Decrease) in Net Assets Resulting from Operations	(734,738)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012
Operations ($):
Investment (loss)—net	(17,588)	(22,118)
Net realized gain (loss) on investments	(540,282)	(323,157)
Net unrealized appreciation
(depreciation) on investments	(176,868)	(41,318)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(734,738)	(386,593)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	986,644	1,528,331
Class C	70,578	603,249
Class I	131,860	656,261
Cost of shares redeemed:
Class A	(835,799)	(1,504,838)
Class C	(280,027)	(328,147)
Class I	(71,249)	(587,434)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	2,007	367,422
Total Increase (Decrease) in Net Assets	(732,731)	(19,171)
Net Assets ($):
Beginning of Period	2,641,204	2,660,375
End of Period	1,908,473	2,641,204
Accumulated investment (loss)—net	(20,841)	(41,599)
Capital Share Transactions (Shares):
Class Aa
Shares sold	118,600	158,060
Shares redeemed	(99,050)	(163,347)
Net Increase (Decrease) in Shares Outstanding	19,550	(5,287)
Class Ca
Shares sold	8,190	60,472
Shares redeemed	(32,061)	(34,923)
Net Increase (Decrease) in Shares Outstanding	(23,871)	25,549
Class I
Shares sold	16,632	69,120
Shares redeemed	(9,404)	(67,379)
Net Increase (Decrease) in Shares Outstanding	7,228	1,741

a During the period ended October 31, 2013, 12,604 Class C shares representing $117,095 were exchanged for
12,352 Class A shares.

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	9.70	10.59	12.50
Investment Operations:
Investment income (loss)—net[b]	(.05)	(.05)	.06
Net realized and unrealized
gain (loss) on investments	(2.73)	(.87)	(1.98)
Total from Investment Operations	(2.78)	(.92)	(1.92)
Proceeds from redemption fees[c]	.01	.03	.01
Net asset value, end of period	6.93	9.70	10.59
Total Return (%)[d]	(28.63)	(8.31)	(15.28)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.90	9.60	12.82	[f]
Ratio of net expenses to average net assets	1.97	2.00	2.00	[f]
Ratio of net investment income
(loss) to average net assets	(.64)	(.58)	.98	[f]
Portfolio Turnover Rate	82.84	119.55	36.45	[e]
Net Assets, end of period ($ x 1,000)	1,161	1,435	1,622

a	From April 13, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	See Note 3(e).
[d]	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

14

		Year Ended October 31,
Class C Shares	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	9.55	10.54	12.50
Investment Operations:
Investment income (loss)—net[b]	(.13)	(.12)	.01
Net realized and unrealized
gain (loss) on investments	(2.66)	(.90)	(1.98)
Total from Investment Operations	(2.79)	(1.02)	(1.97)
Proceeds from redemption fees[c]	.01	.03	.01
Net asset value, end of period	6.77	9.55	10.54
Total Return (%)[d]	(29.18)	(9.30)	(15.68)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	9.49	9.87	13.73	[f]
Ratio of net expenses to average net assets	2.72	2.75	2.75	[f]
Ratio of net investment income
(loss) to average net assets	(1.49)	(1.24)	.19	[f]
Portfolio Turnover Rate	82.84	119.55	36.45	[e]
Net Assets, end of period ($ x 1,000)	381	766	576

a	From April 13, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	See Note 3(e).
[d]	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	9.72	10.60	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	(.06)	.07
Net realized and unrealized
gain (loss) on investments	(2.74)	(.85)	(1.98)
Total from Investment Operations	(2.75)	(.91)	(1.91)
Proceeds from redemption fees[c]	.01	.03	.01
Net asset value, end of period	6.98	9.72	10.60
Total Return (%)	(28.26)	(8.21)	(15.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	8.65	8.71	12.99	[e]
Ratio of net expenses to average net assets	1.72	1.75	1.75	[e]
Ratio of net investment income
(loss) to average net assets	(.16)	(.60)	1.10	[e]
Portfolio Turnover Rate	82.84	119.55	36.45	[d]
Net Assets, end of period ($ x 1,000)	367	441	462

a	From April 13, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	See Note 3(e).
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus India Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon Asian Advisors Limited (“Hamon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 30,091 Class A, 40,000 Class C and 40,000 Class I shares of the fund.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

20

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	1,862,758	—	—	1,862,758

† See Statement of Investments for additional detailed categorizations.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in the securities of Indian issuers and other investments that are tied economically to India. Because the fund’s investments are concentrated in India, the fund’s performance is expected to be closely tied to social, political and economic conditions within India and to be more volatile than the performance of more geographically diversified funds.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

22

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $955,477 and unrealized depreciation $540,327. In addition, the fund deferred for tax purposes late year ordinary losses of $8,656 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013.The fund has $484,974 of post-enactment short-term capital losses and $470,503 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and net operating losses, the fund increased accumulated undistributed

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

investment income-net by $38,346, decreased accumulated net realized gain (loss) on investments by $6,358 and decreased paid-in capital by $31,988. Net assets and net asset value per share were not affected by this reclassification.

(g) Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to enforceable master netting arrangements (“MNA”) or similar agreements. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2013, the fund did not borrow under the Facilities.

24

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus had contractually agreed, from November 1, 2012 through February 28, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.75% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from March 1, 2013 through March 1, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding certain expenses as described above) exceed 1.70% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $157,311 during the period ended October 31, 2013.

Pursuant to a sub-investment advisory agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at an annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2013, the Distributor retained $1,452 from commissions earned on sales of the fund’s Class A shares and $331 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2013, Class C shares were charged $4,420 pursuant to the Distribution Plan.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2013, Class A and Class C shares were charged $3,205 and $1,473, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $2,304 for transfer agency services and $81 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $10.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2013, the fund was charged $16,294 pursuant to the custody agreement.

26

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $40 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended October 31, 2013, the fund was charged $8,887 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,907, Distribution Plan fees $235, Shareholder Services Plan fees $306, custodian fees $5,836, Chief Compliance Officer fees $7,445 and transfer agency fees $414, which are offset against an expense reimbursement currently in effect in the amount of $11,851.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended October 31, 2013, the fund charged and retained $3,224 in redemption fees.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2013, amounted to $1,867,124 and $1,982,381, respectively.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. At October 31, 2013, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2013:

Average Market Value ($)
Forward contracts	10,514

At October 31, 2013, the cost of investments for federal income tax purposes was $2,403,329; accordingly, accumulated net unrealized depreciation on investments was $540,571, consisting of $130,786 gross unrealized appreciation and $671,357 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus India Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus India Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus India Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2013

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited)

30

The Fund 31

OFFICERS OF THE FUND (Unaudited)

32

The Fund 33

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Dreyfus
Satellite Alpha Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Satellite Alpha Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Improving global economic conditions drove developed stock markets higher over much of the reporting period. Europe appeared to put the worst of its sovereign debt and banking crises behind it, and Japan embarked on a new economic course designed to reflate its long-stagnant domestic economy. However, the world’s emerging markets struggled with the effects of local economic slowdowns. As a result, equity market returns varied widely from one country to another over the past 12 months.

We currently expect global economic conditions to continue to improve in 2014, with stronger growth in many developed countries fueled by past and continuing monetary ease. The emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. In the United States, we anticipate accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by Richard B. Hoey and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus Satellite Alpha Fund’s Class A shares produced a total return of 4.37%, Class C shares returned 3.56%, and Class I shares returned 4.68%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index (the “Index”), produced a total return of 25.77% for the same period.2

Global equities generally responded positively to improved economic trends, but returns in the world’s bond markets were dampened by rising long-term interest rates. The fund lagged its benchmark, as its fixed-income and emerging-markets investments weighed on relative results. Given the fund’s flexible strategy, its returns may deviate substantially from that of its equities-only benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation, referred to as underlying funds, that provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies. The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors.The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions. As of October 31, 2013, the fund’s investments were allocated as follows:

Underlying Funds	(%)
Dreyfus Natural Resources Fund	21.42
Dreyfus Emerging Markets Fund	24.72
Dreyfus Global Absolute Return Fund	10.21
Dreyfus International Bond Fund	12.55
Dreyfus Global Real Estate Securities Fund	11.71
Dreyfus Emerging Markets Debt Local Currency Fund	9.83
Dreyfus Inflation Adjusted Securities Fund	9.55

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks Up, Bonds Down in Recovering Global Economy

Stock markets throughout the developed world rallied as global economic conditions improved over the reporting period. In the United States, employment gains, rebounding housing markets, and an aggressively accommodative monetary policy drove major stock market indices to record highs.The worst of Europe’s financial crisis seems to be over, as evidenced by stronger economic data and rebounding stock prices in previously hard hit nations. Japan’s stock market was lifted by stimulative fiscal and monetary policies from a new government seeking to reflate the domestic economy. However, most emerging economies struggled with economic slowdowns, and resulting outflows of investment capital hurt local stock markets.

While corporate- and asset-backed bonds also benefited to a degree from improving investor sentiment in the recovering global economy, sovereign debt securities lost value in many markets when long-term interest rates climbed from historically low levels. Bond market weakness was especially pronounced in the emerging markets.

Bond Funds Dampened Performance

Throughout the reporting period, we allocated the fund’s assets in a way that favored stocks over bonds.This strategy enabled the fund to participate more fully in equity market gains and cushioned the impact of bond market weakness.

However, the benefits of our allocation strategy were more than offset by weakness among some of the fund’s underlying investments. Results from Dreyfus Global Absolute Return Fund were undermined by overweighted exposure to higher quality, core European equity markets such as Germany and the Netherlands, which underperformed during the reporting period. Conversely, underweighted exposure to other European markets, such as Spain and France, detracted from returns as these markets rallied amid waning macroeconomic concerns.

The fund’s relative performance also was hurt by its underlying bond funds. The Treasury Inflation Protected Securities (“TIPS”) that primarily comprise the Dreyfus Inflation Adjusted Securities Fund lost value in a low inflation environment, and Dreyfus Emerging Markets Debt Local Currency Fund was hurt by plunging currency exchange rates in many of the world’s developing markets.

The fund achieved better results in other areas. Dreyfus Natural Resources Fund ranked as the fund’s top underlying investment over the reporting period, as it favored companies poised to benefit from increased production of U.S. oil and natural gas and shied away from producers of precious metals amid sharply falling commodity prices. The fund also received notable contributions from Dreyfus Global Real Estate Securities Fund, which participated in recovering property markets throughout the world.

4

Favoring Stocks Over Bonds

As of the reporting period’s end, we believe that global economic growth is likely to accelerate in 2014. Stronger growth could support stock prices as business conditions improve, but it also could further undermine bonds as interest rates rise. Consequently, we have maintained the fund’s emphasis on stocks over bonds.

In October 2013, we reduced the fund’s position in Dreyfus Global Absolute Return Fund and increased its exposure to Dreyfus Emerging Markets Fund. In our view, this change positions the fund for greater participation in attractively valued equities.

November 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.
The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment
Committee to allocate effectively the fund’s assets among the underlying funds.There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.
Each underlying international equity fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
Because one of the underlying fund’s investments is concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries.The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate.
Because one of the underlying fund’s investments is concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries.The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, domestic and international politics. Securities of companies within specific natural resources sectors can perform differently from the overall market.This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.
Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments, which affect those sectors emphasized by the fund.
Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies.Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2015, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Satellite Alpha Fund on 7/15/09 (the fund’s inception date) to a $10,000 investment made in the Morgan Stanley
Capital International World Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/13

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	7/15/09	–1.61%	5.74%
without sales charge	7/15/09	4.37%	7.21%
Class C shares
with applicable redemption charge †	7/15/09	2.56%	6.40%
without redemption	7/15/09	3.56%	6.40%
Class I shares	7/15/09	4.68%	7.48%
Morgan Stanley Capital
International World Index	6/30/09	25.77%	14.84%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 6/30/09 is used as the beginning value on 7/15/09.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Satellite Alpha Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$2.68	$6.46	$1.42
Ending value (after expenses)	$1,005.70	$1,001.90	$1,007.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$2.70	$6.51	$1.43
Ending value (after expenses)	$1,022.53	$1,018.75	$1,023.79

† Expenses are equal to the fund’s annualized expense ratio of .53% for Class A, 1.28% for Class C and .28%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2013

Registered Investment Companies—106.7%	Shares		Value ($)
Bonds and Notes—45.0%
Dreyfus Emerging Markets Debt Local Currency Fund, Cl. I	3,817	[a]	54,920
Dreyfus Global Absolute Return Fund, Cl. I	4,714	[a,b]	57,039
Dreyfus Inflation Adjusted Securities Fund, Cl. I	4,164	[a]	53,341
Dreyfus International Bond Fund, Cl. I	4,210	[a]	70,098
			235,398
Domestic Common Stocks—22.8%
Dreyfus Natural Resources Fund, Cl. I	3,782	[a]	119,620
Foreign Common Stocks—38.9%
Dreyfus Emerging Markets Fund, Cl. I	13,686	[a]	138,094
Dreyfus Global Real Estate Securities Fund, Cl. I	7,588	[a]	65,412
			203,506

Total Investments (cost $485,020)	106.7%		558,524
Liabilities, Less Cash and Receivables	(6.7%		(35,216)
Net Assets	100.0%		523,308

a	Investment in affiliated mutual fund.
b	Non-income producing security.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Mutual Funds: Foreign	73.7	Mutual Funds: Domestic	33.0
			106.7
† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

		Cost	Value
Assets ($):
Investments in securities of affiliated issuers—
See Statement of Investments—Note 1(c)		485,020	558,524
Cash			501
Prepaid expenses			17,031
			576,056
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)			4,049
Accrued expenses			48,699
			52,748
Net Assets ($)			523,308
Composition of Net Assets ($):
Paid-in capital			480,414
Accumulated undistributed investment income—net			301
Accumulated net realized gain (loss) on investments			(30,911)
Accumulated net unrealized appreciation
(depreciation) on investments in affiliated issuers			73,504
Net Assets ($)			523,308

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	321,285	73,797	128,226
Shares Outstanding	20,359	4,723	8,094
Net Asset Value Per Share ($)	15.78	15.63	15.84

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

Investment Income ($):
Income:
Cash dividends from affiliated issuers	10,650
Expenses:
Professional fees	41,429
Registration fees	38,794
Prospectus and shareholders’ reports	9,841
Shareholder servicing costs—Note 2(c)	2,699
Custodian fees—Note 3(c)	2,268
Distribution fees—Note 2(b)	752
Directors’ fees and expenses—Note 2(d)	67
Miscellaneous	14,760
Total Expenses	110,610
Less—reduction in expenses due to undertaking—Note 2(a)	(107,053)
Less—reduction in fees due to earnings credits—Note 2(c)	(2)
Net Expenses	3,555
Investment Income—Net	7,095
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments in affiliated issuers	(415)
Capital gain distributions from affiliated issuers	3,099
Net Realized Gain (Loss)	2,684
Net unrealized appreciation (depreciation) on investments in affiliated issuers	13,108
Net Realized and Unrealized Gain (Loss) on Investments	15,792
Net Increase in Net Assets Resulting from Operations	22,887

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012
Operations ($):
Investment income—net	7,095	2,889
Net realized gain (loss) on
investments in affiliated issuers	2,684	(24,521)
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	13,108	21,534
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,887	(98)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(4,840)	(7,284)
Class C	(688)	(695)
Class I	(1,877)	(1,232)
Net realized gain on investments:
Class A	—	(7,707)
Class C	—	(1,689)
Class I	—	(1,108)
Total Dividends	(7,405)	(19,715)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	52,769	230,022
Class C	1,800	20,000
Class I	57,097	11,999
Dividends reinvested:
Class A	3,215	11,813
Class C	336	1,231
Class I	872	613
Cost of shares redeemed:
Class A	(142,362)	(374,444)
Class C	(49,560)	(26,947)
Class I	(6,974)	(22,173)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(82,807)	(147,886)
Total Increase (Decrease) in Net Assets	(67,325)	(167,699)
Net Assets ($):
Beginning of Period	590,633	758,332
End of Period	523,308	590,633
Undistributed (distributions in excess of)
investment income—net	301	(819)

12

	Year Ended October 31,
	2013	2012
Capital Share Transactions:
Class Aa
Shares sold	3,410	15,325
Shares issued for dividends reinvested	209	815
Shares redeemed	(9,297)	(25,958)
Net Increase (Decrease) in Shares Outstanding	(5,678)	(9,818)
Class Ca
Shares sold	117	1,343
Shares issued for dividends reinvested	22	85
Shares redeemed	(3,194)	(1,883)
Net Increase (Decrease) in Shares Outstanding	(3,055)	(455)
Class I
Shares sold	3,662	805
Shares issued for dividends reinvested	57	42
Shares redeemed	(436)	(1,436)
Net Increase (Decrease) in Shares Outstanding	3,283	(589)

a During the period ended October 31, 2013, 1,122 Class C shares representing $17,634 were exchanged for 1,115
Class A shares.

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	15.31	15.34	15.51	13.85	12.50
Investment Operations:
Investment income—net[b]	.20	.08	.20	.18	.00	[c]
Net realized and unrealized
gain (loss) on investments	.47	.28	.03	1.48	1.35
Total from Investment Operations	.67	.36	.23	1.66	1.35
Distributions:
Dividends from investment income—net	(.20)	(.19)	(.40)	(.00)[c]	—
Dividends from net realized
gain on investments	—	(.20)	—	(.00)[c]	—
Total Distributions	(.20)	(.39)	(.40)	(.00)[c]	—
Net asset value, end of period	15.78	15.31	15.34	15.51	13.85
Total Return (%)[d]	4.37	2.61	1.41	12.09	10.80	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[f]	18.84	16.16	18.57	37.30	100.93	[g]
Ratio of net expenses
to average net assets[f]	.53	.44	.54	.53	.50	[g]
Ratio of net investment income
to average net assets[f]	1.32	.54	1.27	1.24	.08	[g]
Portfolio Turnover Rate	29.93	83.66	52.02	56.19	4.35	[e]
Net Assets, end of period ($ x 1,000)	321	399	550	192	162

a	From July 15, 2009 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Amounts do not include the expenses of the underlying funds.
g	Annualized.

See notes to financial statements.

14

		Year Ended October 31,
Class C Shares	2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	15.17	15.19	15.36	13.82	12.50
Investment Operations:
Investment income (loss)—net[b]	.12	(.04)	.10	.07	(.03)
Net realized and unrealized
gain (loss) on investments	.43	.30	.01	1.47	1.35
Total from Investment Operations	.55	.26	.11	1.54	1.32
Distributions:
Dividends from investment income—net	(.09)	(.08)	(.28)	—	—
Dividends from net realized
gain on investments	—	(.20)	—	(00)[c]	—
Total Distributions	(.09)	(.28)	(.28)	(00)[c]	—
Net asset value, end of period	15.63	15.17	15.19	15.36	13.82
Total Return (%)[d]	3.56	1.86	.63	11.24	10.56	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[f]	19.72	17.57	19.48	37.80	104.02	[g]
Ratio of net expenses
to average net assets[f]	1.28	1.19	1.29	1.28	1.25	[g]
Ratio of net investment income
(loss) to average net assets[f]	.80	(.30)	.63	.48	(.67)[g]
Portfolio Turnover Rate	29.93	83.66	52.02	56.19	4.35	[e]
Net Assets, end of period ($ x 1,000)	74	118	125	84	70

a	From July 15, 2009 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Amounts do not include the expenses of the underlying funds.
g	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	15.38	15.40	15.56	13.86	12.50
Investment Operations:
Investment income—net[b]	.19	.12	.27	.34	.01
Net realized and unrealized
gain (loss) on investments	.52	.29	(.01)	1.37	1.35
Total from Investment Operations	.71	.41	.26	1.71	1.36
Distributions:
Dividends from investment income—net	(.25)	(.23)	(.42)	(.01)	—
Dividends from net realized
gain on investments	—	(.20)	—	(.00)[c]	—
Total Distributions	(.25)	(.43)	(.42)	(.01)	—
Net asset value, end of period	15.84	15.38	15.40	15.56	13.86
Total Return (%)	4.68	2.90	1.61	12.35	10.88	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[e]	18.49	16.46	18.93	37.32	106.59	[f]
Ratio of net expenses
to average net assets[e]	.28	.19	.29	.28	.25	[f]
Ratio of net investment income
to average net assets[e]	1.22	.79	1.77	2.20	.34	[f]
Portfolio Turnover Rate	29.93	83.66	52.02	56.19	4.35	[d]
Net Assets, end of period ($ x 1,000)	128	74	83	115	58

a	From July 15, 2009 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Amounts do not include the expenses of the underlying funds.
f	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Satellite Alpha Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,002 Class A, 4,001 Class C and 4,003 Class I shares of the fund.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC regis-trants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Investments are valued at the net asset value of each underlying fund determined as of the close of the NewYork Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds†	558,524	—	—	558,524
† See Statement of Investments for additional detailed categorizations.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

Affiliated
Investment	Value				Net Realized
Company	10/31/2012 ($)	Purchases ($)†		Sales ($)	Gain (Loss) ($)
Dreyfus Emerging
Markets Debt Local
Currency Fund, Cl. I	63,145	15,091		20,746	135
Dreyfus Emerging
Markets Fund, Cl. I	113,922	64,460		42,365	(1,822)
Dreyfus Global Absolute
Return Fund, Cl. I	108,069	23,964		75,456	1,634
Dreyfus Global Real Estate
Securities Fund, Cl. I	66,029	14,816		19,326	573
Dreyfus Inflation Adjusted
Securities Fund, Cl. I	64,869	14,604		18,890	(790)
Dreyfus International
Bond Fund, Cl. I	82,109	19,191		26,970	(959)
Dreyfus Natural
Resources Fund, Cl. I	115,271	25,755		41,711	814
TOTAL	613,414	177,881		245,464	(415)

† Includes reinvested dividends/distributions.

	Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	10/31/2013	($)	Assets (%) Distributions ($)
Dreyfus Emerging
Markets Debt Local
Currency Fund, Cl. I	(2,705)	54,920		10.5	2,477
Dreyfus Emerging
Markets Fund, Cl. I	3,899	138,094		26.4	1,234
Dreyfus Global Absolute
Return Fund, Cl. I	(1,172)	57,039		10.9	—
Dreyfus Global Real Estate
Securities Fund, Cl. I	3,320	65,412		12.5	3,464
Dreyfus Inflation Adjusted
Securities Fund, Cl. I	(6,452)	53,341		10.2	3,251

20

	Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	10/31/2013	($)	Assets (%) Distributions ($)
Dreyfus International
Bond Fund, Cl. I	(3,273)	70,098		13.4	2,794
Dreyfus Natural
Resources Fund, Cl. I	19,491	119,620		22.8	529
TOTAL	13,108	558,524		106.7	13,749

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $301, accumulated capital losses $23,026 and unrealized appreciation $65,619.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013.The fund has $17,403 of post-enactment short-term capital losses and $5,623 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were as follows: ordinary income $7,405 and $9,250, and long-term capital gains $0 and $10,465, respectively.

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for short-term capital gain distributions from regulated investment company holdings and dividend reclassification, the fund increased accumulated undistributed investment income-net by $1,430 and decreased net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, there is no management fee paid to the Manager.The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying

22

funds are reflected in the underlying fund’s net asset value.The Manager has contractually agreed, from November 1, 2012 through March 1, 2015, to assume the expenses of the fund so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, brokerage commissions and extraordinary expenses) exceed 1.35% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $107,053 during the period ended October 31, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2013, Class C shares were charged $752 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2013, Class A and Class C shares were charged $925 and $251, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $773 for transfer agency services and $21 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2013, the fund was charged $2,268 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $10 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended October 31, 2013, the fund was charged $8,887 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $47, Shareholder Services Plan fees $87, custodian fees $1,200, Chief Compliance Officer fees $7,445 and transfer agency fees $144, which are offset against an expense reimbursement currently in effect in the amount of $4,874.

24

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2013, amounted to $177,881 and $245,464, respectively.

At October 31, 2013, the cost of investments for federal income tax purposes was $492,905; accordingly, accumulated net unrealized appreciation on investments was $65,619, consisting of gross unrealized appreciation.

The Fund	25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Satellite Alpha Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Satellite Alpha Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Satellite Alpha Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2013

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2013 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,405 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns.

The Fund	27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2012)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (73)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (2012)

Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

28

Lynn Martin (73)
Board Member (1993)
Principal Occupation During Past 5Years:
• President ofThe Martin Hall Group LLC, a human resources consulting firm (January 2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42
———————
Robin A. Melvin (50)
Board Member (2011)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
No. of Portfolios for which Board Member Serves: 90
———————
Dr. Martin Peretz (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
Other Public Company Board Memberships During Past 5Years:
• Pershing Square Capital Management,Adviser (2009-present)
No. of Portfolios for which Board Member Serves: 42
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L.Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund	29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

30

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since August 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	31

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $186,586 in 2012 and $233,492 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $30,000 in 2012 and $37,200 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $20,624 in 2012 and $28,239 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,412 in 2012 and $1,409 in 2013. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $200,000 in 2012 and $0 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $47,346,640 in 2012 and $53,266,415 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 18, 2013

By: /s/ James Windels
James Windels Treasurer
Date:	December 18, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)